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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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DST SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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333 West 11th Street
Kansas City, MO 64105

DST SYSTEMS, INC.
NOTICE AND PROXY STATEMENT
for
Annual Meeting of Stockholders
Tuesday, May 13, 2008
YOUR VOTE IS IMPORTANT

You have received information on casting your vote. We began delivering our annual meeting materials, or Notice of Internet Availability of proxy materials, on or about March 24, 2008.

DST Systems, Inc.
333 West 11th Street
Kansas City, Missouri 64105

Proxy Statement
and
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        We invite you to attend our annual meeting of stockholders.

Place:	Our principal executive offices: 333 West 11th Street, 3rd floor Kansas City, Missouri
Time:	10:30 a.m., Central Time
Date:	Tuesday, May 13, 2008.

        Stockholders will consider and vote upon the following matters:

    •
    Election of Three Directors

    •
    Ratification of the Audit Committee's Selection of Independent Registered Public Accounting Firm

        The record date for determining which stockholders may vote at this meeting or any adjournment is March 14, 2008. We will provide the recordholder list during the annual meeting if any stockholder wishes to examine it for any purpose pertaining to the meeting. We will make the list available during regular business hours at the above address for the ten-day period before the annual meeting.

        Please vote your shares, regardless of whether you plan to attend the meeting, by following the voting instructions. Whether you vote by telephone, through the Internet, or by mail, you are authorizing the Proxy Committee (and/or the trustee of DST benefit plans or any broker or nominee through which you hold shares) to vote as you specify on the two proposals. You are also authorizing them to vote in their discretion on other proposals a stockholder properly brings before the meeting. If you hold shares on behalf of an estate or corporation, in some other legal capacity or jointly, you confirm by voting that you have the authority to vote on behalf of all owners of the shares.

        If you need assistance at the annual meeting because of a disability, please let us know by May 1, 2008, at (816) 435-8655.

By Order of the Board of Directors,

Randall D. Young Vice President, General Counsel and Secretary

The date of this Notice is March 24, 2008.

DST Systems, Inc.
333 West 11th Street
Kansas City, Missouri 64105

PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2008: THE PROXY STATEMENT FOR SUCH MEETING AND THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2007 ARE AVAILABLE AT www.edocumentview.com/DST.

PROXY STATEMENT

        On or about March 24, 2008, we began delivering to you, our stockholders of record at the close of business on March 14, 2008 (our record date), this Proxy Statement for our 2008 annual stockholders' meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2007. We mailed full sets of the materials to our stockholders of record, other than stockholders of record who have consented to receive the materials electronically and employees with workplace email accounts. We delivered a Notice of Internet Availability of Proxy Materials to our stockholders holding through brokers or other nominees.

        We will hold the annual meeting at 10:30 a.m. Central Time on Tuesday May 13, 2008, at our principal executive offices, 333 West 11th Street, 3rd Floor, Kansas City, Missouri 64105. At the meeting, our Board of Directors will present two proposals and solicit your vote on them.

        Owning our common stock, par value $.01 per share, on the record date allows you to vote on the proposals. We have listed our common stock, our only class of voting securities, on the New York Stock Exchange.

        This Proxy Statement contains a separate report by each of the Audit Committee and Compensation Committee of our Board. The two Board committee reports are "furnished," not "filed," for Securities Act of 1934 purposes. In those reports "we," "ours," "us" or similar terms mean the committee giving the report. Otherwise, such words or "the Company" mean DST Systems, Inc. and its subsidiaries.

        This Proxy Statement references the Corporate Governance Guidelines, the Business Ethics and Legal Compliance Policy, and the charters of the Board's Audit Committee, Compensation Committee, and Corporate Governance/Nominating Committee ("Governance Committee"). You can access each of these documents at the DST website, www.dstsystems.com. We will furnish you a copy of any of these documents without charge, if you request in writing to:

DST Corporate Secretary
333 W. 11th Street, 5th Floor
Kansas City, MO 64105

PROPOSALS

        Our Board asks that you elect the three nominees for service on the Board and ratify the Audit Committee's selection of PricewaterhouseCoopers LLP, our independent registered public accounting firm. We do not know of any other matters on which you will vote at the annual meeting.

        Recordholders may appoint the Proxy Committee as their proxy. The Proxy Committee members are Thomas A. McCullough, our Chief Operating Officer, Kenneth V. Hager, our Chief Financial Officer, and Randall D. Young, our General Counsel and Corporate Secretary. The Proxy Committee will vote your shares as you direct.

PROPOSAL 1
ELECT DIRECTORS

        Our Bylaws divide our Board into three classes with class terms expiring each year in rotation. At each annual meeting, stockholders elect a class of directors for a full three-year term. Our Board asks you to elect Ambassador George L. Argyros, Mr. Thomas A. McDonnell, and Ms. M. Jeannine Strandjord for a three-year term expiring in 2011 or until their successors are elected and qualified. They are willing and able to continue serving as directors.

        Ambassador Argyros has served on our Board for periods totaling approximately five years. Mr. McDonnell is our Chief Executive Officer and has served on our Board for periods totaling over twenty-six years. Ms. Strandjord has served on our Board over twelve years. Ambassador Argyros and Ms. Strandjord serve on Board committees and are either serving in or retired from executive officer positions at other companies, as described in the Members and Services section beginning on page 4.

        If any Board nominee should become unavailable for election, the Proxy Committee will vote for another nominee the Governance Committee will propose. Alternatively, the Board may reduce the number of directors to be elected at the meeting.

OUR BOARD RECOMMENDS THAT
YOU VOTE FOR
AMBASSADOR ARGYROS, MR. MCDONNELL AND MS. STRANDJORD

PROPOSAL 2
RATIFY THE AUDIT COMMITTEE'S SELECTION
OF PRICEWATERHOUSECOOPERS

        The Audit Committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2008. Our Board requests stockholders to ratify such selection.

        PricewaterhouseCoopers will:

  •
  audit our consolidated financial statements and internal control over financial reporting

  •
  review certain reports we will file with the Securities and Exchange Commission

  •
  provide you and our Board with certain reports

  •
  provide such other services as the Audit Committee and its Chairperson from time to time determine.

        PricewaterhouseCoopers served as our independent registered public accounting firm for 2007, performing professional services for us. We expect representatives of PricewaterhouseCoopers to attend the annual meeting. We will allow them to make a statement if they desire and to respond to appropriate questions. The Audit Committee may retain another independent registered public accounting firm at any time during the year if it concludes that such change would be in your best interest.

OUR BOARD RECOMMENDS THAT
YOU RATIFY THE AUDIT COMMITTEE'S SELECTION
OF PRICEWATERHOUSECOOPERS

THE BOARD OF DIRECTORS

MEMBERS AND SERVICE

        The following table identifies our nine directors. The Company employs Thomas A. McDonnell and Thomas A. McCullough as executive officers. We do not employ the remaining directors.

DIRECTORS	Age	Dates of Service on our Board	Annual Meeting at Which Term Expires	Service on Committees of our Board	Registered Investment Company Directorships and Public Company Directorships Other than the Company
A. Edward Allinson(2)	73	September 1995 - present April 1977 -December 1990	2010	Audit Governance	—

George L. Argyros(3)	71	February 2006 - present December 1998 - November 2001 (when he resigned to serve as United States Ambassador to Spain)	2011(1)	Compensation Governance	First American Corporation

Michael G. Fitt(4) Presiding Director	76	September 1995 - present	2010	Audit Compensation Governance	—

Robert T. Jackson(5)	62	July 2007 - present	2010	Audit (Chairperson) Compensation Governance	—

Thomas A. McCullough(6)	65	January 1990 - present	2009	—	—

Thomas A. McDonnell(7)	62	June 1972 - present	2011(1)	—	Blue Valley Ban Corp Commerce Bancshares Euronet Worldwide, Inc. Garmin Ltd. Kansas City Southern

William C. Nelson(8)	70	January 1996 - present	2009	Audit Compensation Governance (Chairperson)	Great Plains Energy Inc.

Travis E. Reed(9)	73	July 2002 - present	2009	Audit Compensation Governance	—

M. Jeannine Strandjord(10)	62	January 1996 - present	2011(1)	Audit Compensation (Chairperson) Governance	Charming Shoppes, Inc. Euronet Worldwide, Inc. Six registered investment companies that are part of American Century Funds

(1)
Their terms will expire in 2011 if stockholders elect them at the 2008 annual meeting.

(2)
Mr. Allinson was Executive Vice President of State Street Bank and Trust Company and Executive Vice President of State Street Corporation, the parent company of State Street Bank, from March 1990 through December 1999. State Street Corporation is a financial services corporation that provides banking, trust, investment management, global custody, administration and securities processing services. From December 1999 through his retirement in October 2000, Mr. Allinson served as Chief Executive Officer and Chairman of the Board of EquiServe Limited Partnership, a stock transfer agent for publicly listed corporations which became, for a time, our wholly-owned subsidiary.

(3)
Except during his ambassadorship from November 2001 to November 2004, Ambassador Argyros has served from 1968 as Chairman and Chief Executive Officer of Arnel & Affiliates, a diversified investment company, and from 1987 as a general partner and the principal financial partner in Westar Capital, a private investment company.

(4)
Mr. Fitt was Chief Executive Officer and Chairman of GE Employers Reinsurance Corporation, a reinsurance company that has been acquired by the Swiss Re Group, from 1980 through 1992 and its President from 1979 through October 1991. He retired from GE Employers in 1992. Mr. Fitt's role as our Presiding Director is to lead private sessions of our Board at which management is not present and to receive communications from stockholders.

(5)
Mr. Jackson retired in 2006 as the principal financial officer and an administrative officer of American Century Investments, an investment management company. Prior to joining American Century in 1995, Mr. Jackson held various leadership positions in Kemper Corporation, a financial services company.

(6)
Mr. McCullough has served as our Executive Vice President since April 1987 and as our Chief Operating Officer since May 2001. His responsibilities include full service mutual fund processing, remote service mutual fund client servicing, Automated Work Distributor products, information systems, product sales and marketing, and data centers. From September 2000 through 2003, he served as Chief Executive Officer, and since September 2000 he has served as Chairman, of Boston Financial Data Services, Inc. ("BFDS") our joint venture with State Street Corporation. BFDS performs shareowner accounting services for mutual fund companies and remittance and proxy processing, teleservicing and class action administration services.

(7)
Mr. McDonnell has served as our Chief Executive Officer since October 1984, and as our President since January 1973 (except for a 30-month period from October 1984 to April 1987). He served as Treasurer from February 1973 to September 1995.

(8)
In March 2001, Mr. Nelson joined George K. Baum Holdings, Inc., an investment banking and holding company, as Chairman, George K. Baum Asset Management. In March 2000, Mr. Nelson retired from his positions as President, Kansas City Region, of Bank of America, N.A. and Chairman of Bank of America Mid-West. Mr. Nelson had served since June 1988 as an executive officer of certain banks acquired by Bank of America.

(9)
Mr. Reed is founder of Reed Investment Corporation, which acquires equity interests in various businesses, and has served as its President since 1977.

(10)
Ms. Strandjord is a retired executive of Sprint Corporation (today, Sprint Nextel Corp.), a global communications company. From September 2003 until her retirement in November 2005, she served Sprint as Senior Vice President and Chief Integration Officer. Prior to holding such office she served in various Sprint positions: Senior Vice President of Financial Services (between January 2003 and September 2003); Senior Vice President of Finance for the Global Markets Group (between November 1998 and December 2002); Senior Vice President and Treasurer (from 1990 to November 1998); and Vice-President and Controller (from 1986 through 1989).

COMMITTEES AND MEETINGS

        Our Board met six times in 2007. The Board appoints the members of the three Board committees: the Audit Committee, the Compensation Committee, and the Governance Committee. During 2007, the Audit Committee held four meetings, the Governance Committee held two meetings, and the Compensation Committee held five meetings.

        Each director other than Ambassador Argyros attended in 2007 at least 75% of the sum of all regular and special Board meetings that occurred during the period of the director's service and all meetings of Board committees on which the director served during such time. Our directors shall, whenever reasonably practicable, attend annual stockholders' meetings. Six of the seven directors who served at the time of the 2007 annual stockholders' meeting attended such meeting. Non-employee directors, led by Presiding Director Michael G. Fitt, meet regularly in private session without management.

INDEPENDENCE AND ACCESSIBLITY

Non-Employee Director Independence.    New York Stock Exchange standards, certain securities and tax laws, and our Corporate Governance Guidelines govern the independence of non-employee directors. A majority of our Board must be independent, and directors must be independent for purposes of Board committee service. Our Board has determined the independence for Board service and for service on their respective Board committees of each of Ms. Strandjord, Ambassador Argyros, and Messrs. Allinson, Fitt, Jackson, Nelson and Reed. As a group, they constitute a majority of the Board. To determine independence for service on the Board and the Audit Committee, the Board applied the independence standards contained in our Corporate Governance Guidelines. The Board uses the standards to determine whether a non-employee director has a material relationship with us, either directly or as a partner, stockholder or officer of an organization that has a relationship with us.

        Under the Guidelines, the Board presumes a non-employee director is independent if the director:

  •
  during the preceding three years

  •
  has not been our employee and has no immediate family member (as defined in the Guidelines) whom we have employed as an executive officer, and

  •
  has not received, and has no immediate family member who has received, more than $100,000 in any twelve month period in direct compensation from us (other than in his or her capacity as a member of the Board or of any Board committee);

  •
  is not and has not been within the last three years, and has no immediate family member who is or has been within the last three years, employed as an executive officer by any company on whose compensation committee any one of our current executive officers concurrently serves or served;

  •
  is not a current employee, and has no immediate family member who is a current executive officer, of:

  •
  the Company,

  •
  a company that made payments to or received payments from us for property or services in any of the last three fiscal years in an amount which exceeds the greater of $1 million or 2% of such other company's consolidated gross revenues, as reported in the last completed fiscal year of such company, or

  •
  a charitable organization to which we contributed in any of the last three fiscal years more than 2% of such charitable organization's consolidated gross revenues or $1 million, whichever is greater;

  •
  has no immediate family member who is a current employee of a firm that is our internal or external auditor and who participates in the firm's audit, assurance or tax compliance (but not tax planning) practice;

  •
  is not and has no immediate family member who is a current partner of a firm that is our internal or external auditor;

  •
  was not, and has no immediate family member who was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on our audit within that time; and

  •
  is not a current employee of a firm that is our internal or external auditor.

        The Guidelines are available on our website as described on page 1. They explain circumstances in which a director can be independent even though one or more of the above circumstances exist.

        The Guidelines provide that a non-employee director is independent for purposes of serving on the Audit Committee only if:

  •
  we have not paid any consulting, advisory or other fee to the director other than for serving on the Board or a Board committee; and

  •
  the director is not considered an affiliated person of ours under applicable securities regulations.

Interested Party and Stockholder Communication with Directors.    Interested parties and stockholders may communicate in writing with the Board, Presiding Director Michael G. Fitt, any director, or any group of directors such as all non-employee directors or all members of a Board committee. A vendor unaffiliated with us receives such communications and forwards them to directors. You may direct communications to the directors in care of our vendor:

Clarence M. Kelley and Associates, Inc.
Attention: Tom Dupriest/DST
7945 Flint
Lenexa, Kansas 66214

NON-EMPLOYEE DIRECTOR COMPENSATION

        Only non-employee directors participate in the compensation structure we describe in this section. Thomas A. McDonnell, our Chief Executive Officer, and Thomas A. McCullough, our Chief Operating Officer, do not receive such compensation.

CONSULTANT/MANAGEMENT SUPPORT TO THE COMMITTEE

        In 2003, the Compensation Committee recommended the current non-employee director compensation structure to our Board. Prior to recommending the compensation, the Compensation Committee engaged compensation consultant Deloitte Consulting LLP ("Deloitte").

        The Committee charged Deloitte with:

  •
  recommending a potential peer group and general industry surveys to the Committee Chairperson and reviewing and analyzing the non-employee director compensation data contained in surveys and peer proxy statements

  •
  developing competitive benchmarks for the fees and equity compensation of non-employee directors, preparing a report to the Committee on the results, and recommending components of non-employee director compensation to the Committee for recommendation to the Board.

Twelve of the thirteen companies in this 2003 peer group for non-employee director compensation are included in a later peer group the Committee selected, as described in our Compensation Discussion and Analysis.

COMPENSATION STRUCTURE

        The Board reviewed Deloitte data, considered Board and committee members' duties and the Compensation Committee's recommendations, and approved the following:

					Board Committee Meetings
			Board Meetings
Annual Retainer	DST Audit Committee Chair(1)	Chair of Other Committees(1)					Restricted Shares of Our Common Stock(2)
			In Person	By Teleconference	In Person	By Teleconference
$40,000	$10,000	$5,000	$5,000	$1,000	$2,000	$500	Shares equal in value to $130,000 as of date of grant

(1)
Annual retainer for service as Chairperson.

(2)
Non-employee directors receive restricted stock on the date of each annual stockholders' meeting, and for new non-employee directors, on the date of appointment other than in connection with an annual stockholders' meeting. Subject to forfeiture for certain terminations from service and to accelerated vesting in limited circumstances, the restrictions on shares granted on the date of the Annual Stockholders' Meetings in 2004 through 2007 lapse three years from the date of grant, and the restrictions on shares granted after May 8, 2007 lapse one year from the date of grant. We issue the shares under the 2005 Non-Employee Directors' Awards Plan ("Director Award Plan").

        To address non-employee director retirement and tax planning, the Board allows non-employee directors to defer their cash compensation under the DST Systems, Inc. Directors' Deferred Fee Plan, a nonqualified deferred compensation plan. Non-employee directors may annually elect to defer all or a part of any fees earned during the next calendar year. We credit each participating non-employee director's account with the amount of fees deferred. We monthly adjust the account by a rate of return on a hypothetical investment the director selects among a limited number of choices including both long-term equity based investments and long-term income oriented investments. If the non-employee director does not select hypothetical investments for all or a portion of the account, we adjust the account by an interest factor equal to a rate of return the Board selects. We continue to hold fees related to Mr. Allinson's prior service on the Board from 1977 to 1990. The fees are held in a directors' deferred fee plan that terminated effective August 31, 1995. Non-employee directors are always fully vested in their accounts.

        We will distribute a non-employee director's balance after he or she terminates Board service. We pay account balances in a lump sum but will pay in installments not to exceed ten years if the Board so allows and the director has timely elected installments pursuant to plan provisions and applicable tax laws and regulations. Non-employee directors have not made any retirement installment elections.

        We have established a grantor trust in connection with the current Directors' Deferred Fee Plan and the terminated directors' deferred fee plan. We may fund the trust equal to the sum of the payout obligations under such plans. If on or after a change in control we fail to honor obligations under such plans to a plan participant, the trust, if funded, is to distribute the required amounts to the plan participants. The trust requires us to be solvent to distribute trust accounts. Trust assets are subject to the claims of our creditors in the event of our bankruptcy. The Compensation Committee may revoke the trust until we have a change in control. The trust uses the same definition of change in control as currently used in executive compensation award agreements, summarized in note (2) beginning at page 37.

        We purchase term life insurance for non-employee directors who elect coverage. Each director who has elected coverage names the policy beneficiary. We provide spousal travel to an annual planning meeting and reimburse family entertainment at such meeting. We also allow occasional personal use of aircraft in which the Company has a fractional interest.

2007 NON-EMPLOYEE DIRECTOR COMPENSATION

	A	B	C	D
Name	Fees Earned Or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
A. Edward Allinson	78,000	130,000	2,622	210,622
George L. Argyros	63,000	130,000	—	193,000
Michael G. Fitt	87,000	130,000	24,686	241,686
Robert T. Jackson	32,000	130,000	—	162,000
William C. Nelson	93,000	130,000	809	223,809
Travis E. Reed	88,000	130,000	2,622	220,622
M. Jeannine Strandjord	93,000	130,000	700	223,700

(1)
Each non-employee director other than Mr. Jackson received 1,658 restricted shares of our common stock as of the date of the 2007 annual meeting to satisfy our obligation to annually issue $130,000 of restricted stock from the Director Award Plan as part of non-employee director compensation. We determined the number of shares by dividing $130,000 by $78.43, the average of the highest and lowest reported sale price of our common stock on May 8, 2007, the date of the 2007 annual meeting. Mr. Jackson received 1,696 restricted shares in connection with his appointment to the Board. We determined the number of shares by dividing $130,000 by $76.67, the average of the highest and lowest sale price on July 31, 2007, the date of Mr. Jackson's grant. For our accounting assumptions in deriving the 2007 compensation expense amount in Column B, see note (10) to the Consolidated Financial Statements in our Form 10-K for the year ended December 31, 2007.

  The following table shows each non-employee director's number of outstanding unvested shares of our common stock as of December 31, 2007.

Name	Unvested Shares at December 31, 2007 (#)
A. Edward Allinson	6,634
George L. Argyros	3,721
Michael G. Fitt	6,634
Robert T. Jackson	1,696
William C. Nelson	6,634
Travis E. Reed	6,634
M. Jeannine Strandjord	6,634
(2)
Column C amounts consist of the following:

Non-Employee Director	Term Life Insurance Premiums ($)	2007 Perquisites if Director had Perquisites at or above $10,000 ($)(a)	Tax Gross Ups for 2007 Compensation ($)(b)
A. Edward Allinson	2,622	—	—
Michael G. Fitt	2,622	18,102	3,962
William C. Nelson	809	—	—
Travis E. Reed	2,622	—	—
M. Jeannine Strandjord	700	—	—

  (a)
  Mr. Fitt had emergency surgery during 2007 while away from his permanent residence. To assist Mr. Fitt during this time, the Company provided personal use of aircraft in which the Company has a fractional interest. We transported Mr. Fitt's family to his location to attend to him and return him to his permanent residence. We calculated the incremental cost by adding the hourly charge for the flight, the fuel charge for the flight, and ground transportation.

  (b)
  With respect to Mr. Fitt's personal use of aircraft, the Company also provided Mr. Fitt additional compensation for income taxes on the imputed income required by regulations under the Internal Revenue Code.

BOARD COMMITTEE MATTERS AND REPORTS

AUDIT COMMITTEE

        We identify Committee members in the Members and Service table on page 4. Committee members serve staggered three-year terms corresponding with their terms as directors. As described in the Audit Committee charter, the Committee is responsible for:

  •
  appointing, approving the services of, overseeing the work of, and receiving reports directly from the independent registered public accounting firm

  •
  reviewing audited financial statements and various other public disclosures

  •
  assisting the Board in overseeing our internal audit function, our legal and regulatory compliance, and the integrity of our financial statements and certain internal controls.

        Our Board has determined that Ms. Strandjord, who is independent under the standards referenced beginning at page 6, is an "audit committee financial expert" as defined in securities regulations. Other members of the Audit Committee may also qualify as audit committee financial experts under the regulations. No Committee member serves on more than two other public company audit committees.

Audit Committee Report

        We reviewed and discussed the Company's consolidated financial statements with management and PricewaterhouseCoopers LLP, DST's independent registered public accounting firm. PricewaterhouseCoopers gave us its opinion, and management represented, that the Company prepared its consolidated financial statements in accordance with generally accepted accounting principles. We discussed with the Company's independent registered public accountants the matters that Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended require the Committee and the auditors to discuss.

        PricewaterhouseCoopers gave us the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). We also discussed with PricewaterhouseCoopers its independence from management.

        Based on the above discussions, we recommended to the Board that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2007.

THE AUDIT COMMITTEE
Robert T. Jackson, Chairperson
A. Edward Allinson
Michael G. Fitt
William C. Nelson
Travis E. Reed
M. Jeannine Strandjord

COMPENSATION COMMITTEE

Committee Structure.    We identify Committee members in the Members and Service table on page 4. Committee members serve one-year terms. As described in the Compensation Committee charter, the Committee is responsible for:

  •
  establishing policies and procedures for compensating executive officers and non-employee directors

  •
  obtaining compensation information from management

  •
  retaining independent compensation consultants

  •
  determining the structure and objectives of each element of executive officer compensation

  •
  setting annual and cumulative incentive compensation goals

  •
  approving awards under compensation and benefit plans

  •
  recommending to the Board the structure of non-employee director compensation

  •
  approving compensation disclosures.

Compensation Processes and Procedures.    This section describes the Committee's written policies and procedures for determining executive and non-employee director compensation.

        Executive Officer Compensation Practices.    The Committee is responsible for and has the authority to determine the components of executive officer compensation. The Committee seeks to provide competitive compensation packages that include cash and non-cash as well as short-term and long-term components. It also seeks to tie a portion of executive officer compensation to whether we achieve Company performance goals.

        At least every other year, the Committee reviews executive officer compensation. For each review, the Committee may consider, and decide the weight it will give to, any combination of the following:

  •
  market competition for employees

  •
  market information regarding salaries, incentives and benefits

  •
  individual executive officer performance

  •
  Company or business unit performance

  •
  Company financial information

  •
  accounting effects of compensation

  •
  Company and individual tax issues

  •
  executive officer retention

  •
  executive officer health and welfare

  •
  executive officer retirement planning

  •
  executive officer responsibilities

  •
  effects of a potential change in control or of a Company transaction.

        The Committee may request our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Human Resources Officer, General Counsel, or other management to recommend compensation package components, to communicate hiring and retention concerns and business unit personnel needs, and to provide:

  •
  market analysis data

  •
  product, service and business unit overviews

  •
  proposed benefit plan terms and conditions

  •
  financial, accounting and tax information

  •
  legal requirements for benefit plan and award structures

  •
  the value of outstanding awards and undistributed account balances

  •
  historical Company compensation data

  •
  Company performance data

  •
  executive officer evaluations.

The Committee relies on our Chief Financial Officer, Human Resources Officer, General Counsel, and other management to implement executive officer compensation decisions and adopt appropriate compensation procedure internal controls.

        The Committee develops the criteria for evaluating Chief Executive Officer performance and privately and annually reviews his performance against such criteria. The Chief Executive Officer periodically and privately discusses the Chief Operating Officer's performance with the Committee. The Chief Executive Officer and the Chief Operating Officer periodically and privately discuss with the Committee their views of the performance of the other executive officers. The Committee may review human resources and business unit records, contact any officer about the performance or responsibilities of any other officer, and obtain from the Corporate Secretary responses by executive officers to an annual ethics policy compliance questionnaire.

        Our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, or General Counsel contacts the Chairperson of the Committee with any proposed separation arrangement for an executive officer involuntarily terminating employment. The Committee Chairperson discusses the arrangement with a majority of Committee members. She reports the Committee's determination regarding the proposed arrangement to management and makes a record of such determination at the next regularly scheduled Committee meeting.

        The Committee may retain, at Company expense, an independent compensation consultant to advise the Committee on executive compensation practices and trends and to assist the Committee with any determination it will make under these procedures. The Committee selects, engages and instructs the consultant and may rely on our Chief Financial Officer, Corporate Secretary, or other management to coordinate the consultant's work.

        Compensation to named officers for 2007 was based partially on the same data provided by our compensation consultant used to determine 2005 and 2006 compensation. In late 2004, the Committee engaged Deloitte to develop competitive pay benchmarks for the salaries, bonuses, long-term incentives, and total direct and total cash compensation of Company executive officers. Deloitte made recommendations with regard to five-year upfront grants of performance vested restricted stock, incentive compensation levels, and 2005 and 2006 base salaries. In late 2005, the Committee engaged Deloitte to recommend the terms and conditions of the employment agreements of Messrs. McDonnell and McCullough. The Compensation Discussion and Analysis further describes Deloitte's work for the Committee. Deloitte recommends appropriate benchmarks and compensation increases for executive officer compensation to the Committee but does not determine individual compensation adjustments.

        Non-Employee Director Compensation Practices.    The Committee recommends components of non-employee director compensation to the Board. Our Board is responsible for and has the authority to determine the components of non-employee director compensation.

        In determining when to review non-employee director compensation, and whether to recommend that the Board modify it, the Committee may consider, and decide the weight it will give to, any combination of the following:

  •
  market competition for directors

  •
  securities law and New York Stock Exchange independence, expertise and qualification requirements

  •
  market information regarding director compensation at other public companies of comparable size and complexity

  •
  directors' duties and responsibilities as set forth in Board committee charters and our Corporate Governance Guidelines

  •
  Company and individual tax issues

  •
  director retention

  •
  director welfare

  •
  director retirement planning

  •
  director compensation principles in our Bylaws and Corporate Governance Guidelines

  •
  legal or other changes in the required structure or duties of the Board

  •
  annual self-evaluations of our Board and its committees

  •
  the value of outstanding awards and undistributed account balances

  •
  historical director compensation data.

        The Committee may request our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, Human Resources Officer, General Counsel, or other management to provide:

  •
  proposed director benefit plan terms and conditions

  •
  financial, accounting and tax information

  •
  legal requirements for benefit plan and award structures.

The Committee and the Board rely on our Chief Financial Officer, Human Resources Officer, General Counsel, and other Company management to implement director compensation decisions and adopt appropriate compensation procedure internal controls.

        The Committee may retain, at Company expense, an independent compensation consultant to conduct a peer review or to advise the Committee on director compensation practices and trends. The Committee selects, engages, and instructs the consultant. The Committee may rely on our Chief Financial Officer, Corporate Secretary, or other management to coordinate the consultant's work.

        In late 2003, the Committee engaged Deloitte to report on competitive compensation benchmarks for the fees and equity compensation of non-employee directors. The Non-Employee Director Compensation section beginning at page 8 further describes Deloitte's non-employee director compensation work for the Committee. Deloitte recommends to the Committee non-employee director compensation alternatives based on the market data but does not determine such compensation.

Compensation Committee Report

        We reviewed and discussed with management the Compensation Discussion and Analysis section of this Proxy Statement. Based on such review and discussion, we recommended to the Board that this Proxy Statement include the Compensation Discussion and Analysis.

THE COMPENSATION COMMITTEE
M. Jeannine Strandjord, Chairperson
George L. Argyros
Michael G. Fitt
Robert T. Jackson
William C. Nelson
Travis E. Reed

GOVERNANCE COMMITTEE

Committee Functions and Structure.    We identify Committee members in the Members and Service table on page 4. Committee members serve one-year terms. As described in the Governance Committee charter, the Committee is responsible for:

  •
  identifying and recommending to the Board persons to serve as directors

  •
  evaluating independence and other qualifications of Board and committee members

  •
  recommending corporate governance guidelines to, and overseeing evaluations of, the Board

  •
  adopting and implementing written policies and procedures for reviewing, approving and ratifying transactions of $120,000 or more with the persons listed in the Beneficial Ownership section or their immediate families

  •
  adopting and performing certain administrative duties with respect to our Business Ethics and Legal Compliance Policy.

Director Nomination Matters.    In recommending nominees to the Board, the Governance Committee identifies candidates who meet the current challenges and needs of the Board. The Committee identifies and evaluates nominees through multiple sources including Board and management referrals. The Committee may seek input from third-party executive search firms. It did not use a search firm to recommend the nominees for the 2008 stockholders' meeting (Ambassador Argyros, Mr. McDonnell and Ms. Strandjord). It will consider director nominees timely proposed by stockholders in a written notice and evaluate stockholder nominees for director in the same manner it evaluates other nominees, which includes considering and giving weight to input about a nominee from management or incumbent directors.

        In recommending a director nominee (including an incumbent director), the Governance Committee considers, among other factors:

  •
  whether the nominee meets the standards and has the qualities and experience to fulfill the responsibilities set forth in our Corporate Governance Guidelines

  •
  the nominee's reputation and affiliations

  •
  the nominee's commitment to prepare for and regularly attend meetings of the Board and committees

  •
  whether, if applicable, the nominee meets the New York Stock Exchange standards for independence and has qualifications and attributes necessary under applicable listing standards and laws and regulations for service on Board committees.

        Additionally, in recommending an incumbent director for re-election, the Committee considers:

  •
  the nominee's prior service on the Board

  •
  continued commitment to Board service

  •
  any changes in employment or other status that are likely to affect such nominee's qualifications to serve.

Related Person Transaction Procedures.    Written policies and procedures adopted by the Governance Committee address Committee review of transactions of $120,000 or more between the Company and a third party in which a "related person" has a direct or indirect material interest. A "related person" is a director, executive officer, 5% or more stockholder, or immediate family member of any such person. Our Corporate Secretary reviews responses to director and officer questionnaires to determine whether any related person has, or during the relevant period has had, a direct or indirect material interest in a related person transaction and reports any actual or potential related person transaction to the Chairperson of the Governance Committee. For each such reported transaction, the Committee considers whether the related person serves on a Board committee and if so, whether such continued service is appropriate under securities regulations pertaining to such committee. The Committee determines whether to ratify the transaction considering:

  •
  the significance of the transaction to the Company

  •
  the best interests of our stockholders

  •
  our ethics policy requirements

  •
  the materiality of the transaction to the related person

  •
  whether the transaction is significantly likely to impair any judgments an executive officer or director would make on our behalf.

If the Committee does not approve or ratify a transaction, it discusses with management a strategy for terminating the transaction or modifying the structure of the transaction.

BENEFICIAL OWNERSHIP

        As of the record date (March 14, 2008), we had 56,747,451 shares of our common stock outstanding, including 2,760,218 shares of unvested restricted stock. The following table provides record date information concerning the beneficial ownership of such common stock by stockholders who have publicly filed a report acknowledging they own more than 5% of our outstanding common stock, our non-employee directors, our executive officers named in the Summary Compensation Table ("named officers"), and all of our non-employee directors and executive officers as a group.

Name and Address	Shares of our Common Stock(1)	Percent of Class(1)
George L. Argyros(2)(8)(9) Director	8,855,997	15.6
Wellington Management Company, LLP(3)	4,496,207	7.9
T. Rowe Price Associates, Inc. ("Price Associates")(4)	4,004,063	7.1
Iridian Asset Management, LLC, The Governor and Company of the Bank of Ireland, BIAM Holdings, BancIreland (US) Holdings, Inc., BIAM (US) Inc.(5)	3,745,240	6.6
Marshall & Ilsley Corporation ("M&I"), parent of benefit plans trustee(6)	3,257,504	5.7
Thomas R. Abraham(9) Chief Executive Officer of DST International(7)	45,000	*
A. Edward Allinson(8)(9) Director	125,973	*
Michael G. Fitt(8)(9) Director	39,517	*
Kenneth V. Hager(9) Vice President, Chief Financial Officer and Treasurer	532,351	*
Robert T. Jackson(8)(9) Director	1,696	*
Thomas A. McCullough(9) Executive Vice President and Chief Operating Officer, Director	522,379	*
Thomas A. McDonnell(9) President and Chief Executive Officer, Director	2,459,402	4.2
William C. Nelson(8)(9) Director	88,483	*
Travis E. Reed(8)(9) Director	33,012	*
M. Jeannine Strandjord(8)(9) Director	78,532	*
Steven J. Towle(9) President and Chief Executive Officer of DST Output, LLC(7)	127,085	*
All Executive Officers and Directors as a Group (17 Persons)(9)	13,902,005	23.4

*
Less than 1% of our outstanding common stock.

(1)
As required by securities regulations, the number of shares shown includes exercisable options, and the percentage for each person or group is based on the number of shares outstanding as of the record date plus exercisable options. Except as otherwise stated in these notes, the holders have sole power to vote and dispose of the shares.

(2)
Ambassador Argyros' address is c/o Arnel Development Company, 949 South Coast Drive, Suite 600, Costa Mesa, California 92626. We based information with respect to Ambassador Argyros and his beneficial ownership on a Form 4 filed May 9, 2007. Ambassador Argyros reports sole power to vote or direct the voting and sole power to dispose or direct disposition of our common stock. The shares consist of:

    •
    4,699,571 shares held by Ambassador Argyros

    •
    900 shares held by the Leon & Olga Argyros 1986 Trust of which Ambassador Argyros is a trustee

    •
    28,125 shares held by the Argyros' Children's Trust II which is for the benefit of certain immediate family members of Ambassador Argyros and of which Ambassador Argyros is trustee

    •
    215 shares held by the George T. Poulos Trust of which Ambassador Argyros is the trustee

    •
    4,125,500 shares held by HBI Financial, Inc. of which Ambassador Argyros is sole stockholder

    •
    1,686 shares held by GLA Financial Corporation of which Ambassador Argyros is sole stockholder.

  Ambassador Argyros disclaims beneficial ownership of the shares held by the Leon & Olga Argyros 1986 Trust, the Argyros Children's Trust II, and the George T. Poulos Trust.

(3)
Wellington Management Company, LLP is located at 75 State Street, Boston, Massachusetts 02109. We based information with respect to Wellington and its beneficial ownership on an Amendment No. 1 dated February 14, 2008 to a Schedule 13G filed February 14, 2007. Wellington Management may be deemed to beneficially own the shares in its capacity as investment advisor. It shares power to vote or direct the vote of 2,910,295 of the shares and shares power to dispose or to direct the disposition of all the shares.

(4)
Price Associates is located at 100 E. Pratt Street, Baltimore, Maryland 21202. We based information with respect to Price Associates and its beneficial ownership on Amendment No. 2 dated February 14, 2008, to a Schedule 13G dated February 14, 2007. The Amendment No. 2 reports that Price Associates has sole dispositive power over the shares and sole voting power over 771,000 of the shares. Amendment No. 2 and an accompanying letter sent to us state:

  •
  various individual and institutional investors served by Price Associates as investment adviser own the shares, and they have the ultimate power to direct receipt of any dividends and proceeds from the sale of the securities

  •
  Price Associates has power to direct investments and/or sole power to vote the securities

  •
  securities law reporting requirements deem Price Associates a beneficial owner of such securities but Price Associates expressly disclaims beneficial ownership of such securities.

(5)
Iridian Asset Management LLC is located at 276 Post Road West, Westport, Connecticut 06880-4704. We based information with respect to Iridian and its beneficial ownership on Amendment No. 1 dated February 4, 2008 to a Schedule 13G dated February 5, 2007. Iridian shares voting power and dispositive power of all the shares with The Governor and Company of the Bank of Ireland, BIAM Holdings, BancIreland (US) Holdings, Inc., and BIAM (US) Inc., each of which has a direct or indirect interest in Iridian.

(6)
M&I is located at 770 North Water Street, Milwaukee, Wisconsin 53202. We based information with respect to M&I and its beneficial ownership on an Amendment No. 3 dated February 13, 2008 to Schedule 13G dated February 11, 2005. M&I has the sole power to vote or direct voting, but disclaims beneficial ownership of 29,106 shares. M&I has the shared power to dispose or direct disposal of 3,228,398 shares which are held in one or more employee benefit plans, and the securities regulations may view the custodian, M&I's subsidiary Marshall and Ilsley Trust Company N.A., as having voting or dispositive authority over these shares in certain situations.

(7)
DST International and DST Output entities are direct and indirect wholly-owned subsidiaries of the Company.

(8)
The Board has a guideline that, within a reasonable period of time after a non-employee director's initial appointment or election to the Board, the director is expected to beneficially own common stock. The Board expects that the fair market value of the stock equal or exceed three times the annual minimum cash retainer for serving as a Board member. Restricted stock counts toward the expected ownership. The Board will take personal circumstances into account in applying this guideline.

(9)
The total number of shares shown in the Beneficial Ownership table consists of the following:

	Restricted Shares(a)	Right to receive shares(b)	Issued, Directly Held, Unrestricted Shares(c)	DST Shares in DST Employee Stock Ownership Plan accounts	DST Shares in DST 401(k) accounts	Miscellaneous indirect holdings(d)	Shares that may be acquired through option exercises
Thomas R. Abraham	45,000	—	0	—	—	—	—
A. Edward Allinson	6,634	—	49,899	—	—	—	69,440
George L. Argyros	3,721	—	4,695,850	—	—	4,156,426	—
Michael G. Fitt	6,634	—	32,883	—	—	—	—
Kenneth V. Hager	50,500	1,954	110,632	27,046	—	—	342,219
Robert T. Jackson	1,696	—	0	—	—	—	—
Thomas A. McCullough	137,800	5,028	379,551	—	—	—	—
Thomas A. McDonnell	200,500	9,015	672,395	—	—	—	1,577,492
William C. Nelson	6,634	—	18,079	—	—	200	63,570
Travis E. Reed(e)	6,634	—	2,714	—	—	8,664	15,000
M. Jeannine Strandjord	6,634	—	16,008	—	—	—	55,890
Steven J. Towle	86,400	—	4,503	—	231	1,136	34,815
Executive Officers and Non-Employee Directors as a Group(e)	821,287	17,442	6,091,417	56,789	1,092	4,169,742	2,744,236

  (a)
  The restrictive, forfeiture and accelerated vesting terms and conditions vary depending on the type of award. We describe each type of restricted stock in our compensation disclosures.

  (b)
  In 2003, we granted deferred compensation in the form of a right to receive shares in connection with our elimination for accounting reasons of the reload feature of certain options to purchase our common stock. Column (b) shows the shares we have not yet issued to the officers who have the deferred compensation rights. Subject to the terms and conditions of the grant described in our compensation disclosures, the shares will issue November 28, 2008.

  (c)
  These shares are directly owned shares that do not fall within the categories of directly reported ownership described in footnotes (a) and (b).

  (d)
  The individuals indirectly hold these shares in individual retirement accounts, trusts or otherwise.

  (e)
  The group includes executive officers other than the named officers. Mr. Reed and an executive officer have each disclaimed beneficial ownership as to shares which his wife owns (8,664 and 3,316 shares, respectively). An executive officer has 22,349 shares pledged as security. For purposes of incorporating one of our subsidiaries in a foreign country, several executive officers hold a single share of the subsidiary's stock. They collectively own less than 1% of the subsidiary. Otherwise, our executive officers and directors do not own stock in our subsidiaries.

INSIDER DISCLOSURES

Compensation Committee Interlocks and Insider Participation.    Board member and Chief Operating Officer Thomas A. McCullough is a non-executive officer of BFDS, our joint venture with State Street Corporation. Although Mr. McCullough and certain other of our officers and directors are members of the BFDS board of directors, no compensation committee interlocks exist. BFDS uses our mutual fund shareowner accounting and recordkeeping system and services as a remote services client. Certain of our subsidiaries provide printing, mailing and other services and license software to BFDS and its subsidiaries. For 2007, we had consolidated revenues of $134.8 million from BFDS and its subsidiaries. We also entered into a related party promissory note with BFDS on March 1, 2006. The agreement provides for unsecured revolving borrowings by us of up to $100 million and matures on July 1, 2010. The amount outstanding under this loan agreement was $100 million at December 31, 2007. For the year ended December 31, 2007, we recorded interest expense related to the loan of $4.4 million.

Related Person Transactions.    We purchase printing, binding and distribution services from On Demand Technologies, Inc. in which our director and Chief Executive Officer Thomas A. McDonnell has a 13.5% interest. We paid On Demand Technologies $0.3 million for services during 2007. The Governance Committee has approved such relationship, concluding that On Demand Technologies provides services different in scope and type than the services our internal printing and mailing business provides and that its pricing is competitive.

Beneficial Ownership Reporting Compliance.    The securities regulations require our non-employee directors, certain of our officers, and each person who owns more than 10% of our common stock to file ownership reports with the Securities and Exchange Commission and the New York Stock Exchange. Based on our review of the reports, and our officers' and directors' written representations to us, we believe our reporting persons timely filed their 2007 required reports for transactions occurring during 2007. However, our director Travis Reed discovered during 2007 that he had not reported his indirect ownership of his spouse's shares on his Form 3 filed in 2002 and in subsequent ownership reports on Form 4. He amended the Form 3 during 2007. He disclaims beneficial ownership of the shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Engagement.    PricewaterhouseCoopers LLP served as our independent registered public accounting firm as of and for the year ended December 31, 2007. PricewaterhouseCoopers LLP performed professional services in connection with the audit of our consolidated financial statements and internal control over financial reporting and the review of reports we filed with the Securities and Exchange Commission. It also reviewed control procedures of our mutual fund processing services and provided us certain other accounting, auditing and tax services.

        PricewaterhouseCoopers fees for services related to 2007 and 2006 were as follows:

Type of Fees	2007($)	2006($)
Financial Statement Audit Fees	3,186,590	2,560,809
Audit Related Fees(1)(2)	1,601,285	1,758,812
Tax Fees(1)(3)	1,886,572	1,715,185

(1)
The Audit Committee has determined that the provision of these services is compatible with maintaining the independence of PricewaterhouseCoopers.

(2)
A total of $1,541,285 of the 2007 amount and $1,703,812 of the 2006 amount was for attest services relating to Statement of Auditing Standards No. 70 reports and other controls reviews and $60,000 of the 2007 amount and $55,000 of the 2006 amount was for financial statement audits of employee benefit plans.

(3)
A total of $1,259,088 of the 2007 amount and $792,548 of the 2006 amount was for U.S. federal, state and local tax planning and compliance and $627,484 of the 2007 amount and $922,637 of the 2006 amount was for international tax planning and compliance.

Engagement Procedures.    Audit Committee procedures prohibit the Committee from engaging an independent registered public accounting firm to perform any service it may not perform under the securities laws. The Audit Committee must pre-approve the independent registered public accounting firm's annual audit of our consolidated financial statements. The procedures require the Committee or its Chairperson to pre-approve or reject any other audit or non-audit services the independent registered public accounting firm is to perform. The Committee has directed that its Chairperson, with the assistance of our Chief Financial Officer, present and describe at regularly scheduled Audit Committee meetings all pre-approved services. The Committee has required management to present services for pre-approval within a specified period in advance of the date the services are to commence. The Committee regularly examines whether the fees for audit services exceed estimates. Securities regulations waive pre-approval requirements for certain non-audit services if their aggregate amount does not exceed specified amounts we pay to the independent registered public accounting firm. The procedures require the Committee or its Chairperson to approve, prior to completion of the audit, any services subject to this waiver. We have not applied the waiver to a non-audit service. The Audit Committee pre-approved all services PricewaterhouseCoopers LLP rendered to us and our subsidiaries for 2007.

COMPENSATION DISCUSSION AND ANALYSIS

        The Compensation Committee determines compensation for the named officers listed in the Summary Compensation Table. Named officers include Thomas A. McDonnell, our Chief Executive Officer, and Kenneth V. Hager, our Chief Financial Officer. They also include our three executive officers other than the Chief Executive Officer and Chief Financial Officer receiving the highest total compensation for 2007: Thomas A. McCullough, our Chief Operating Officer, Thomas R. Abraham, the Chief Executive Officer of DST International, and Stephen J. Towle, the Chief Executive Officer of DST Output.

COMPENSATION OBJECTIVES

        The Committee's primary objectives for its named officer compensation program are described in the following table:

OBJECTIVE	THE COMMITTEE'S GENERAL METHODS OF ACHIEVEMENT ARE TO:	TO ACHIEVE OBJECTIVE, THE COMMITTEE:
Align named officer and stockholder interests	Include, as a significant component of compensation, awards that tie vesting to achievement of short- and long-term financial and strategic objectives	• Grants Incentive Program awards(1) that constitute a significant portion of named officer compensation if goals are achieved and that are tied to sustained increases in diluted earnings per share ("EPS") and/or to achievement of business unit objectives
• Granted, in 2004, restricted stock for the period of 2004-2009 that vests only upon achievement of a diluted EPS target and named officer continued employment ("upfront restricted stock")(1)

Attract and retain quality leadership
•  Periodically examine peer group and general industry survey data; structure compensation packages with the goal that total direct compensation and total cash compensation are in approximately the 75th percentile of the combined peer group and general industry survey data if we achieve target goals, and approximately the 90th percentile of such data if we achieve maximum goals(2)
• Incorporate a significant "at risk" component into compensation packages so that potential compensation is attractive and incents named officers to remain in our employ through successive, rolling vesting periods
•  Strives to stay within such percentile ranges, providing a combination of:
    •  Base salaries(1)
    •  Incentive Program awards that provide named officers with significant compensation if we achieve performance goals and include, as a component of incentives at certain levels of goal achievement, a deferred cash award that is generally forfeited if the named officer voluntarily terminates employment prior to the end of the vesting period(1)
    •  Upfront restricted stock for the period 2004-2009 to establish a level equity compensation cost over several years and to aid in executive retention over a reasonably lengthy period
•  Includes separation pay provisions in employment agreements that minimize the risk to the named officer of involuntary termination of employment(1)
• Has awarded expatriate assignment benefits and a signing bonus to attract a named officer to our employ(3)

Promote the health and welfare of the named officers and their commitment to the Company
•  Protect named officers against health crises and protect their families in the event of their deaths
•  Provide a level of financial diversification of unvested awards
•  Provide programs under which named officers can save for retirement
•  Provide benefits that balance the Board's flexibility in making management changes with protection of named officers in the event of involuntary termination of employment
• Reasonably promote the convenience of the named officers in the performance of their duties for the Company
Has provided:
•  Health, life and disability insurance programs(1)
•  Deferred cash rather than restricted stock as the deferred component of Incentive Program awards so that Company stock is not the only long-term component of compensation
•  Employment agreements that contain separation pay obligations to minimize the risk to the named officer of involuntary termination of employment
•  Qualified and non-qualified deferral plans and programs that allow named officers to accumulate funds on a tax-deferred basis for their retirement and to have emergency funds available should employment terminate pre-retirement(1)
•  Full or partial accelerated vesting of awards upon retirement and in certain other circumstances(1)
• Reasonable but limited perquisites(1)

Maintain a level of equity grants that do not, in the Committee's opinion, cause excess dilution and expense over time	Establish target aggregate expense levels for equity compensation as a percentage of pre-tax income
Determined the aggregate number of shares of upfront restricted stock it would grant in 2004 with the objective that equity compensation to all employees, considered over the grant period, should approximate no more than 6% to 7% percent of consolidated annual pre-tax income(4)

Provide stability to the Company and limited protection to the named officers in a change in control
Design change in control protections in employment and award agreements to:
•  Preserve our ability to compete for executive talent in the event of a change in control
•  Further stability during a change in control by encouraging our executives to cooperate with and achieve a change in control approved by the Board, without being distracted by the possibility of termination or demotion following the change in control
•  Provide our executives with change in control severance benefits similar to those in place at other companies
• Make it potentially more expensive for an acquirer to dismiss one of our executives rather than one of its own executives
•  Has included in named officer employment agreements separation pay obligations in the event of a termination without cause or resignation for good reason within the three years following a change in control
•  Has provided for pro rata vesting of upfront restricted stock upon a change in control that is not followed by a termination of employment, and full vesting of the remaining unvested stock upon a change in control that is followed within three years by a termination of employment without cause or a resignation for good reason
• Has provided for accelerated vesting of deferred cash awards upon a change in control followed by a termination of employment without cause or a resignation for good reason

Structure compensation, if feasible in view of other objectives, so that the Company can obtain maximum deductibility of compensation expenses	Include as a part of compensation packages performance-based components that are designed to meet the requirements of Section 162(m) of the Internal Revenue Code(5)
•  Bases Incentive Program awards on the achievement of performance goals
•  Incorporated a performance hurdle into upfront restricted stock granted in 2004
•  Has obtained stockholder approval of the 2005 Equity Incentive Plan under which upfront restricted stock and Annual Incentive Program awards are granted
• Considered 162(m) ramifications in partially terminating the Supplemental Executive Retirement Plan ("SERP") and a previous ERISA excess plan(1)

(1)
The following elements are described in separate sections beginning at the pages indicated:

•
base salaries (page 30)

•
Annual Incentive Program awards (page 31)

•
upfront restricted stock (page 34)

•
perquisites (page 35)

•
insurance benefits (page 35)

•
ERISA excess and other deferral plans and programs (page 35)

•
separation from service and change in control terms and conditions of awards and employment agreements (page 37).

  The Committee has determined that the benefit to the executive, the Company and our stockholders justifies the Company cost in providing each element of compensation. In structuring the Annual Incentive Program and determining to grant upfront restricted stock, the Committee considered the target levels of compensation set forth in the above table. In determining individual elements of compensation, the Committee does not otherwise consider amounts realizable from prior compensation or awards, for the reasons below:

Element	Reason
Base Salaries	Base salaries should provide the named officer with a minimum level of annual pay, irrespective of payouts under our 2005 Equity Incentive Plan.
Annual Incentive Program Awards
Annual incentive awards are tied to performance in a particular period. Tying incentive opportunity levels to other unearned awards would undermine the objective of incenting performance for the current performance period.
Upfront Restricted Stock	The grants are for a period of time, and grants for prior periods should not affect the level of compensation for the current period.
Perquisites; Insurance Benefits; and Retirement, Termination and Change in Control Provisions	The objectives given above for these compensation elements would not be served if the benefits were tied to amounts realizable from prior awards.

(2)
Total cash compensation is base salary plus the current cash portion of incentive awards. Total direct compensation is the combination of base salary, annual incentive awards, and annualized upfront equity awards. The Committee set the total cash compensation targets and total direct compensation targets in the upper quartile because:

•
a significant portion of named officer compensation is at risk

•
the highly competitive nature of our industry warrants higher levels of potential compensation to allow us to attract and retain the quality leadership needed for continued success

•
companies that achieve similar levels of performance over a period of time are generally ranked in the upper quartile of total direct and total cash compensation ranges.

  Base salaries for the named officers are 84% to 115% of the general industry survey median and 71% to 102% of the peer group median in the data provided by our compensation consultant, whose services we describe in the following section. Target total cash compensation for the named officers is 76% to 113% of the 75th percentile of the general industry survey data and 65% to 120% of the 75th percentile of the peer group data. Total direct compensation, at target, for the named officers is 80% to 119% of the 75th percentile of the general industry survey data and 51% to 88% of the 75th percentile of the peer group data.

(3)
The Committee provides Mr. Abraham expatriate benefits related to his agreement to work for us in the United Kingdom and authorized a $500,000 signing bonus, each as part of its efforts to recruit him as Chief Executive Officer of DST International. The Committee believes that expatriate benefits are fair and that the signing bonus was reasonable given the climate in which the recruitment occurred and the importance of the position. Mr. Abraham's employment agreement requires him to return a pro rata portion of the signing bonus if his employment terminates either voluntarily or for cause in his first two years with the Company.

(4)
Establishing such levels allows the Committee to keep equity grants from causing what it would consider excessive dilution and expense over time. Because the grant cliff vests at the end of the five-year vesting period if we employ the named officer on such date and if we have achieved the consolidated EPS performance goal, we are spreading the grant cost evenly over the requisite vesting period. Whether the upfront restricted stock expense over the period will approximate benchmark levels adopted as part of the Committee's compensation objectives is subject to changes in earnings about which we are making no representations or assurances.

(5)
Section 162(m) of the Internal Revenue Code limits our deductions for federal income tax purposes of compensation expenses exceeding $1 million paid to certain named officers other than performance-based compensation that meets the requirements of Section 162(m). The Committee has been advised that Section 162(m) deductibility limits do not apply to Mr. Abraham's compensation because we do not claim a deduction on our U.S. tax return for his compensation. The Committee cannot make assurances that named officer compensation will be fully deductible.

CONSULTANT/MANAGEMENT SUPPORT TO THE COMMITTEE

        The Committee did not specifically engage Deloitte in connection with 2007 named officer base salary compensation. The Committee determined certain 2007 base salaries based in part on inflationary increases over 2005 and 2006 base salaries, for which Deloitte provided information in late 2004. Deloitte advised us in late 2005 regarding the terms and conditions of employment agreements for Messrs. McDonnell and McCullough, which govern their 2007 compensation.

        To obtain such reports and advice, the Committee charged Deloitte with:

  •
  discussing with the Chief Executive Officer, Chief Financial Officer, and Committee Chairperson which companies in the computer software and services industry have the revenues, market capitalization, size, scope and complexity that make them appropriate peers for benchmarking compensation data, and gathering and analyzing capitalization, revenue, and other financial metrics for such companies to confirm that they are appropriate peers

  •
  discussing with the Chief Financial Officer and the Committee Chairperson the availability of general industry benchmarking data and recommending surveys for use in benchmarking

  •
  upon the Committee's approval of the peer group and general industry surveys, reviewing and analyzing the compensation data

  •
  developing competitive pay benchmarks for the salaries, bonuses, long-term incentives and total direct and total cash compensation of Company executive officers

  •
  analyzing the current and potential equity dilution of peer group companies to the current and potential equity dilution of Company stock as a result of equity awards, and comparing three-year average share utilization rates among the Company and peer group companies

  •
  updating in 2005 the 2004 peer group information for chief executive officer and chief operating officer compensation, reviewing the proposed employment agreements of Messrs. McDonnell and McCullough, recommending their base salaries and incentive opportunity levels based on updated benchmark position data, and communicating with the Committee regarding the proposed terms and conditions.

At the Committee's direction, the Company provided Deloitte with financial data, peer group identification information, potential share dilution information, drafts of the employment agreements for Messrs. McDonnell and McCullough, and access to the Company's Human Resources Department, General Counsel, and benefits and securities law counsel.

        The peer group used for such benchmarking included the following companies:

    •
    Acxiom Corporation

    •
    Affiliated Computer Services

    •
    Alliance Data Systems Corporation

    •
    Automatic Data Processing, Inc.

    •
    BISYS Group, Inc.

    •
    Ceridian Corporation

    •
    Certegy, Inc.

    •
    Convergys Corporation

    •
    CSG Systems International, Inc.

    •
    First Data Corporation

    •
    Fiserv, Inc.

    •
    NCR Corporation

    •
    Paychex, Inc.

    •
    Perot Systems Corporation

    •
    SEI Investments Co.

    •
    SunGard Data Systems, Inc.

    •
    Teletech Holdings, Inc.

    •
    Total System Services

Deloitte also provided the Committee with general industry survey data from hundreds of comparably sized companies in addition to our peer group. Deloitte focused on positions similar in scope to our executive officer positions. Deloitte used peer group and general industry data in tandem to confirm its benchmarking analysis and applied a regression formula in order to meaningfully compare general industry and Company compensation levels.

        Deloitte affiliates have provided certain tax related or financial advisory services to the Company. The Committee believes that, given the scope and nature of these projects, the additional assignments did not impair Deloitte's ability to provide an independent perspective to the Committee.

        In determining 2007 compensation for Messrs. Hager, Towle and Abraham, the Committee received input from our Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer regarding:

    •
    responsibilities of individual executive positions

    •
    our cost in providing benefits

    •
    information as to potential achievability of incentive goals

    •
    compensation components and levels necessary to incent and retain management.

        The Company's General Counsel drafted the employment agreements of Messrs. McDonnell, McCullough and Abraham pursuant to the instructions of the Committee. The General Counsel made recommendations to the Committee regarding the advisability of the legal terms and conditions of such employment agreements. Mr. Hager's employment agreement predates the existence of the Committee, and Mr. Towle does not have an employment agreement.

OVERVIEW OF 2007 COMPENSATION

        The following summary shows named officer compensation actions taken for 2007:

Thomas A. McDonnell and Thomas A. McCullough

        Their 2007 compensation components and levels of base salary and incentive compensation were the same as for 2006 except for the special contribution to their SERP accounts.*

Kenneth V. Hager and Stephen J. Towle

        Their 2007 compensation components were the same as for 2006 except for the special contributions to their SERP accounts* and for a 4.3% inflationary increase to their 2006 base salaries.

Thomas R. Abraham

        The Committee determined his compensation components and levels in connection with his hire and the negotiation of his employment agreement during 2007. He also received the SERP special contribution.*

*
Described beginning at page 36.

        For all named executive officers, including the Chief Executive Officer and Chief Operating Officer, the Compensation Committee applies the same compensation objectives and reviews the same compensation general industry and peer group survey data to evaluate market rates of compensation.

        The 2007 overall compensation of, and individual compensation components for, Messrs. McDonnell and McCullough, exceeded that of the other named executive officers primarily because market compensation rates of base salary and other components for chief executive officers and chief operating officers exceed the market rates and components for other named executive officer positions. The long tenure with the Company of approximately 38 years for Mr. McDonnell and 20 years for Mr. McCullough, sustained long-term individual performance, and level of responsibility of each chief officer have also factored over time into their base salaries and incentive opportunity levels.

BASE SALARIES

Factors in Determining Base Salaries.    In setting base salaries, the Committee:

    •
    considers that base salaries serve as part of the basis for calculating the amount of performance-based incentives, for determining our contributions to a nonqualified retirement plan, and for calculating potential separation pay under employment agreements

    •
    reviews individual performance elements including each named officer's commitment and ability to:

    •
    strategically meet business challenges

    •
    plan long-range

    •
    achieve financial results

    •
    lead the service, product or business unit or administrative team for which the officer is responsible

    •
    prudently steward our resources

    •
    promote legal and ethical compliance.

        The Committee does not follow a precise formula that base salaries should constitute a certain percentage of overall compensation or that base salaries should fall within a specific percentile rage of peer group and general industry survey data. The Committee considers whether individual base salaries reflect responsibility levels and are reasonable, competitive and fair. The Committee also considers its total direct compensation and total cash compensation objectives stated on page 23.

Named Officer Base Salaries.    In setting 2007 base salaries for named officers Kenneth V. Hager and Stephen J. Towle, the Committee made a cost-of-living adjustment to 2005 and 2006 salaries. In setting Mr. Abraham's base salary, the Committee considered his significant expatriate assignment benefits.

        The Committee reviewed the base salaries of Messrs. McDonnell and McCullough when their previous employment agreements expired at the end of 2005. In connection with such review, the Committee engaged Deloitte in late 2005 to update the general industry survey data and peer group data.

        When it approved Mr. McCullough's employment agreement in late 2005, the Committee increased his base salary for 2006 and 2007 by 15% from 2004 and 2005 levels, based on:

    •
    the total cash and total direct compensation objectives set forth on page 23

    •
    the intention to set base salary for a two year period

    •
    Mr. McDonnell's recommendations regarding Mr. McCullough's compensation package

    •
    Mr. McCullough's previous base salary which was above the combined peer group and general industry survey data

    •
    Mr. McCullough's significant contributions to our performance and significant anticipated contributions to reaching our future potential

    •
    Mr. McCullough's performance against the general executive officer performance criteria listed above

    •
    Mr. McCullough's ability to work collaboratively with our Board.

        When it approved Mr. McDonnell's employment agreement in late 2005, the Committee increased his base salary for 2006 and 2007 by approximately 30% from 2004 and 2005 levels, based on:

    •
    the total cash and total direct compensation objectives set forth on page 23

    •
    the intention to set base salary for a two year period

    •
    Mr. McDonnell's performance against the general executive office performance criteria listed on page 30 and the following additional performance criteria:

    •
    provides vision and direction to achieve financial results

    •
    creates an environment that attracts and motivates a high-quality executive management team

    •
    appropriately supervises the human resources function

    •
    represents us well with stockholders, clients and the community

    •
    works collaboratively with our Board

    •
    exhibits the necessary personal qualities to serve as Chief Executive Officer

    •
    the value to Mr. McDonnell of personal use of aircraft in which the Company has a fractional interest.

ANNUAL INCENTIVE PROGRAM COMPENSATION

        Under the Annual Incentive Program, the Committee may grant annual incentive awards based on whether the Company or business units achieve certain goals set by the Committee. The amount and components of the award depend on whether and to what degree the Company or business unit achieves goals, and the percentages of base salary (we refer to them as opportunity levels) that the named officer is eligible to receive as an incentive award.

Goal Setting.    The 2005 Equity Incentive Plan requires the Committee to set goals for named officer annual incentives within the first ninety days of a performance year and governs the Committee's flexibility in determining whether we achieved our goals. The Committee sets both annual and cumulative goals because it believes the relationship between historical and future achievement should affect the degree of difficulty of combined goal achievement each year.

        For each performance year, the Committee establishes annual and three-year cumulative threshold, target and maximum EPS goals for the Company's corporate officers, which include Messrs. McDonnell, Hager and McCullough. Half of any incentive award to them is based on performance against an annual EPS goal, and half is based on performance against a cumulative EPS goal. The Committee selected EPS goals because they directly align named officer and shareholder interests.

        Used in tandem, annual and cumulative goals allow the Committee to encourage the achievement of current year performance as well as sustained multi-year growth. The Committee sets the cumulative EPS goals each year of the three-year period in advance of certifying achievement of any annual goal for the three-year period. Incentive awards will decrease if the cumulative goal is not met, even if the annual goal was met at the maximum level. Lack of annual goal achievement during any of the three years will impede cumulative goal achievement.

        In setting annual EPS goals, the Committee generally considers our mix of businesses, competitive outlook, annual capital expenditures and short-term strategy objectives in determining appropriate earnings objectives for the specific year. In setting cumulative EPS goals for a prospective three-year period, the Committee considers long-term strategic objectives and the possibility that, over the long-term, results for a certain year could exceed or fall below the desired annual growth targets and that a cumulative goal should have the effect of offsetting the impact of significant year to year fluctuations in named officer incentive compensation as a result of performance toward annual goals. The Committee intends the combination of annual and cumulative goals to reflect sustained performance over time consistent with management's and the Board's emphasis on long-term shareholder value. The Committee seeks to set goals that, if met, would position Company results in the upper percentiles of public company results.

        For each performance year for business unit Annual Incentive Program participants, the Committee bases incentive awards on a combination of business unit and/or Company goals. The combination depends on the extent to which the Committee seeks to emphasize business unit goals compared to overall Company goals. For 2007, DST International annual and cumulative three-year pretax income goals applied to Mr. Abraham, as the Committee sought to emphasize and incent performance of a separate business unit where the customer relationship and success factors were not directly related to Company operations. The Company cumulative EPS goal and a DST Output annual pre-tax income goal applied to Mr. Towle, as the success of the DST Output business is connected to the success of the Company's business through combined customer relationships and operating facilities. The respective awards of Messrs. Abraham and Towle depended half on each goal applicable to their business units.

        The Committee generally seeks to require the growth in diluted EPS to be at a rate at least comparable to other companies with similar products and services. It also seeks to increase the difficulty of goal achievement by the named officer's opportunity levels as follows:

Goal Level	Expected Conditions Under Which Goals Would be Met
Threshold	Unless adverse business conditions occur
Target	If we execute strategic business plans and if business conditions are reasonable
Maximum	If we execute strategic business plans more effectively and market conditions are better than we expect

        Various factors could cause actual results to vary from performance goals, and in light of these variables it is not possible for the Committee to reliably quantify differences in difficulty among the various achievement levels. The Committee does not perform a statistical analysis to predict future achievement based on historical goal achievement. Rather, the Committee seeks to set goals it believes will incent participant performance at levels that would achieve Board objectives, and will cause payouts of incentive compensation at levels over time that further its purpose of retaining executives and linking pay to performance.

        The Committee finalized the 2007 cumulative EPS goals applicable to Messrs. McDonnell, Hager, McCullough, and Towle and the annual EPS goal applicable to Messrs. McDonnell, McCullough and Hager in November 2005, the business unit annual pre-tax income goal applicable to Mr. Towle in February 2007, and the business unit cumulative and annual pre-tax income goals applicable to Mr. Abraham in October 2006.

        We do not disclose the actual goals because they are confidential business information. We believe that they are immaterial to an understanding of the Committee's executive compensation policies and decisions and that the reasons not to disclose them are compelling. One reason is that disclosure of the goals, or any one of them, could cause substantial economic harm to our competitive position.

Annual Incentive Opportunity Levels.    The Committee determines the percentage of each named officer's base salary to be awarded as an incentive at each level of goals we meet. The Committee does not follow a precise formula to cause incentives awards to constitute a certain percentage of overall compensation. However, the Committee does consider its total direct compensation and total cash compensation objectives set forth on page 23.

        Named officer incentive opportunity levels are:

Named Officer	Opportunity Level % of Base Salary
	Threshold	Target	Maximum
Thomas A. McDonnell	100	200	300
Thomas A. McCullough	90	180	270
Messrs. Hager, Abraham and Towle	50	100	150

        The Committee selected the percentages based on the total cash and total direct compensation objectives, on executive officer retention considerations, and on the officer's position level, rather than on individual performance.

Annual Incentive Award Determinations.    The 2005 Equity Incentive Plan requires the Committee to certify, no later than 90 days following the performance year, the degree to which goals were met for the performance year. The Committee grants awards on the same date it determines goal certification, and cash incentives are paid no later than March 15 of the year following the performance year. We average payout levels of the two goals applicable to each named officer to determine an aggregate percentage of salary that will dictate the amount of the award.

        The Plan governs the Committee's flexibility in determining whether the Company or business units met goals. The Plan allows the Committee to adjust the degree to which it determines we attained pre-established goals. It does not allow the Committee to upwardly adjust named officers' performance-based awards. The Committee did not exercise discretion in determining goal achievement for any of the Company or the business units and did not adjust determinations of goal achievement for 2007 awards to the named officers. The Committee determined that the Company and DST Output met their respective maximum goals, but that DST International met neither its annual nor cumulative threshold goal. The Committee nevertheless determined to award Mr. Abraham a discretionary non-performance based bonus, as shown in the Summary Compensation Table, in recognition of his individual performance in leading the business unit and the fact that transition to new leadership, including associated costs, impacted DST International's performance toward its goals.

Award Deferral.    The Committee requires deferral of half of the award attributable to performance above the threshold level. Subject to forfeiture and to accelerated vesting in limited circumstances (as discussed beginning at page 37), the deferred cash award vests two years and 11 months from the end of the performance year for which the deferred portion was earned.

UPFRONT RESTRICTED STOCK

        The Committee has granted stock under the 2005 Equity Incentive Plan that vests over a period of time. For all of the named officers other than Mr. Abraham, the upfront restricted stock incorporates a performance hurdle to vesting, and we discuss our achievement of the goal below. In addition to achieving the performance hurdle, named officers generally must have remained in our employ until the end of the five year restrictive period in order for the stock to vest.

2004 Determination of Upfront Grants.    In November 2004, named officers other than Mr. Abraham received restricted stock grants intended to cover the period 2005 through 2009. The Committee did not follow a specific formula in determining the value of upfront restricted stock as a certain percentage of individual compensation or in determining each named officer's number of shares. The Committee considered the total direct compensation ranges set forth on page 23 as well as:

  •
  each officer's position and level of responsibility

  •
  the value of the restricted stock considering the degree of difficulty in achieving the EPS criteria and other terms and conditions of the grant

  •
  the historical targets the Committee set for annual compensation

  •
  the aggregate value of annual equity compensation represented by the upfront restricted stock over the five-year period.

        The Committee set a diluted EPS goal to be met for any of the five years of the upfront period (2005 - 2009). The Committee desired that the goal be reasonably achievable if we accomplished strategic and challenging objectives. The Committee selected a reported results structure, requiring that goal achievement be reflected in our audited results and reported in our Annual Report on Form 10-K. The structure precluded the Committee from exercising discretion to allow vesting absent goal attainment. Named officers would forfeit the shares unless we met the goal for any year of the five-year period.

        We met the goal with 2005 results, realizing significant long-term strategic objectives sooner than anticipated through favorable market conditions and the execution of three significant transactions in 2005. Thus, the restrictions will lapse January 31, 2010, without the need for further goal achievement, but the shares are still generally subject to forfeiture upon termination of employment and to accelerated vesting in limited circumstances (as discussed beginning at page 37).

Determination of Mr. Abraham's Award.    Mr. Abraham's number of upfront shares was 60% of the number of upfront shares granted to his predecessor (J. Michael Winn, retired Chief Executive Officer of DST International) in recognition of the fact that Mr. Abraham's vesting period would be slightly over 60% of his predecessor's vesting period. Mr. Abraham's award did not have a performance feature, which assisted in his recruitment to the Company. In addition, the performance hurdle incorporated into the 2004 grants had already been achieved, and the Committee did not deem it appropriate to establish a performance hurdle for only one executive.

PERQUISITES

        The Committee receives input regarding perquisites from our Chief Executive Officer, Chief Operating Officer, or Chief Financial Officer. The Committee allows Messrs. McDonnell and McCullough personal use of aircraft in which we own fractional interests. The Committee monitors such use through receipt at least four times per year of reports from our Chief Financial Officer. Executives may also receive estate planning services, tax return services, paid parking, reimbursement for medical physicals, and personal use of a Company car or car allowance. We reimburse spousal travel to, and family entertainment at, an annual planning meeting at which executive officers and spouses interact with each other and with members of the Board and their spouses. Mr. Abraham, who works in the United Kingdom at the request of the Company, receives a housing and utility allowance and tuition reimbursement for his children as expatriate assignment benefits and an amount in connection with the incremental income taxes he incurs by working as an expatriate for the Company.

INSURANCE BENEFITS

        The Committee receives input from our Chief Financial Officer regarding health and welfare benefits for all employees. Named officers can participate in group health, vision and dental insurance plans on the same basis as other employees. We provide the named officers with individual variable life insurance policies in lieu of participation in our employee group life policy. The policies are portable and allow the named officers to accrue cash surrender value. We also provide named officers with a long-term disability policy to allow a similar income replacement percentage of salary as is available to employees in general.

RETIREMENT BENEFITS; TERMINATION AND CHANGE IN CONTROL PROVISIONS

        Prior to determining retirement benefits and termination and change in control provisions of awards and employment agreements, the Committee considers advice from outside benefits counsel. Our Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, or General Counsel presents outside counsel's written explanations of benefit laws and regulations to the Committee. For our current benefits, the Committee considered:

  •
  how deferred plans should be structured under Section 409A of the Internal Revenue Code so that excise taxes and penalties do not dilute the value of the award

  •
  tax laws and regulations applicable to our qualified and nonqualified plans

  •
  outside counsel's written explanations of benefit laws and regulations

  •
  input from our Chief Executive Officer or Chief Operating Officer as to the level of separation benefits to be set forth in an employment agreement in order to obtain the services of the potential executive

  •
  the reasons for each separation from service and change in control term and condition.

Qualified Retirement Program.    Each named officer is a participant in the 401(k) Profit Sharing Plan. The plan has been in place in various forms since January 1, 1970. Like other participants, named officers receive from the Company both discretionary profit sharing contributions and matching contributions with respect to their salary deferral contributions. Accounts generally vest based on years of service. The 401(k) portion of the accounts is credited with earnings, gains or losses based on the participant's investment direction from among various investment options available under the plan, including Company stock, and the profit sharing portion of the accounts is credited with earnings, gains or losses based on Company-directed investments. Accounts are distributable upon separation from service for any reason, financial hardship, or reaching age 59 1/2.

Non-Qualified Retirement Programs.    The Committee allows deferrals of current cash awards and extended deferrals of vested deferred cash awards. We distribute deferred amounts on the earlier of the payout date elected by the participant or termination of employment so long as, for deferred cash, the award is vested. The named officers did not have current cash incentives or deferred cash awards in voluntary deferral during 2007.

        Under the SERP, we make annual contributions to equalize the value of contributions we would have made to our 401(k) Profit Sharing Plan and of forfeiture amounts that we would have credited to plan accounts if certain tax regulations had not limited contributions. Prior to 2007, all the named officers had vested account balances other than Mr. Abraham. We maintain vested accounts for Messrs. McDonnell, Hager and McCullough under the Executive Plan, a nonqualified deferred compensation plan that terminated in 1995. Messrs. Abraham and Towle do not have Executive Plan balances.

        During 2007, the Compensation Committee determined to:

  •
  partially terminate the SERP and partially discontinue the maintenance of Executive Plan account balances

  •
  make the 2007 annual contribution as well as a special contribution to the SERP accounts of participants employed on the plan termination date with the exception of Messrs. McDonnell, Hager and McCullough

  •
  vest any unvested SERP accounts

  •
  distribute total SERP and Executive Plan account balances to all active participants except Messrs. McDonnell, Hager and McCullough

  •
  make an increased annual SERP contribution to Messrs. McDonnell, Hager and McCullough, continue their participation in the SERP, and not make a distribution to them in 2008 of SERP and Executive Plan balances.

        The Committee concluded that the tax cost and inefficiencies from maintaining such plans outweighed the value of the plans to the Company in providing compensation packages to executives. Tax laws have precluded the Company from obtaining a tax deduction until amounts are distributed from plan accounts, and the Company is in effect financing the executive's deferral. Also, beginning with the 2005 plan year for the Incentive Program, deferred cash (as opposed to restricted stock) became the form of deferred incentive award for goals met above threshold levels, and, subject to plan terms and applicable law, executives may elect to keep awards in extended deferral subsequent to the vesting date. The Committee believes it is prudent to limit the aggregate amounts of deferred compensation.

        The Committee analyzed the ramifications of the potential account distributions to Messrs. McDonnell, Hager and McCullough. It determined that distributions to them would cause the Company to lose deductibility of a portion of their 2008 compensation as a result of Section 162(m) deductibility limits.

        The SERP account balance distributed to each of Messrs. Abraham and Towle on March 14, 2008, including the special contribution, equals the sum of his December 31, 2007 balance and 2007 annual contribution divided by 61%. The Committee believes that the special contribution made for 2007 should allow the participant to retain sufficient funds after payment of taxes to provide similar future value over time assuming investment of the account balance in similar instruments. In making the special contribution, the Committee also considered the loss of future contributions.

        For Messrs. McDonnell, Hager and McCullough, the Committee made the annual 2007 SERP contribution at a rate (20.18%) that is higher than the annual contribution made to the terminating participants (7.69%) but less than the rate to such participants if the special contribution is included. The higher annual contribution rate to Messrs. McDonnell, Hager and McCullough was in consideration of the unavailability of account distribution to them. The Committee also recognized that the three officers may not be able to participate in the plan for a sufficient future period such that continuing annual contributions (which the Committee intends to authorize) would equal the value of the special contribution being made to the terminating participants.

Accelerated Vesting/Issuance, Separation Pay, and Change in Control Protections.    The following table shows the terms and conditions of various awards granted to named officers and of employment agreements for Messrs. McDonnell, Hager, McCullough and Abraham.

VESTING, FORFEITURE AND PAYOUT TERMS AND CONDITIONS

		Death, Disability, or Retirement(1)	Voluntary Termination	Termination without Cause(1)	Termination for Cause(1)	Change in Control (2)(3)
A.	Upfront Restricted Stock(4)(11)	Death and disability—causes accelerated vesting(5); retirement—shares pro rata vest(6)	Grantee forfeits shares(7)	Grantee forfeits shares with exceptions(8)	Grantee forfeits shares(9)	See note(10)
B.	Incentive Program Restricted Stock that Vested January 1, 2008(4)	Causes accelerated vesting(5)(6)	Grantee forfeits shares(7)	Causes shares to early vest(8)	Grantee forfeits shares(9)	Causes accelerated vesting(10)
C.	Unissued Shares from Reload Elimination Deferred Compensation(4)	Causes accelerated issuance(5)(6)	Shares issue in 2011(7)	Shares issue in 2011(8)	Grantee forfeits shares(9)	Causes accelerated issuance(10)
D.	Incentive Program Deferred Cash Award(4)(11)	Causes accelerated vesting(5)(6)	Grantee forfeits award(7)	Grantee forfeits award with exceptions(8)	Grantee forfeits award(9)	See note(10)
E.	Employment Agreement Separation Benefits(11)	Employment terminates; no employment agreement benefits	No benefits	Base salary and certain benefits for a separation pay period(12)	No benefits	See note(13)
F.	Vested Stock Options(11)	One year from date of disability(5) and remainder of term to exercise after retirement(6)	Generally lapse unless exercised by termination date(7)	Exercise within 3 months of termination date(8)	Grantee forfeits options(9)	All options already vested; no benefit

(1)
Definitions of Disability, Retirement and Cause.    Generally, "disability" means a person has physical or mental impairment expected to result in death or to last for a continuous period of not less than one year. "Retirement" is termination of employment at or over age 60 for row A (except that for Mr. Abraham's upfront restricted stock, the retirement age is 59 1/2), age 60 for row B, and age 59 1/2 for rows C and D. The retirement age for awards has changed over time. Termination for "cause" is termination for fraud, embezzlement, dishonesty, willful misconduct, gross negligence, intentional or conscious neglect of duty, or violation of non-disclosure or non-compete obligations.

(2)
Definition of Change in Control.

  Current Change in Control Events.    Each current change in control event, applying to awards and agreements made after October 2004 (Rows A and D and the employment agreements of Messrs. McDonnell, McCullough and Abraham), and the rationale for it, generally are:

  •
  Incumbent directors cease to represent 75% of the Board

  •
  Only a major change in Board composition resulting from a change in control should trigger change in control benefits.

  •
  A person becomes the beneficial owner of 20% or more of our common stock without approval of the Board

    •
    A 20% stockholder could exert substantial influence over our management policies. With cumulative voting, a 20% stockholder could elect one director each year in which three directors are elected and thus control the Board over time. An exception to this change in control trigger is a 20% stockholder who acquires shares through an agreement with the Board. The exception avoids unintended change in control benefits if the Board enters into an agreement with a so-called "white knight" (a third party with whom the Board negotiates an acquisition of the Company for the purpose of defeating a hostile takeover attempt).

  •
  We consummate a transaction involving less than 60% control by existing stockholders

  •
  The "consummation" and "existing stockholder" concepts avoid an unintended change in control benefits if either stockholders approve a proposal that is never consummated or effective control of the Company remains with our stockholders after consummation of the transaction. To protect executives from compensation avoidance if the Board approves a transaction as part of a "bear hug" (typically, a hostile proposed acquisition made under circumstances that require a rapid response and/or public disclosure), transactions receiving Board approval are not excepted from this component of the change in control definition.

  •
  Stockholders approve a liquidation or asset sale unless a "related party" acquires control of our assets

  •
  This provision avoids the risk of unintended change in control benefits if a majority owned subsidiary, employee group, employee benefit plan or corporation controlled by our stockholders acquires control of our assets.

  Earlier Definition.    An earlier definition applies to rows B and C and to Mr. Hager's employment agreement. Under the earlier definition, a change in control generally occurs, among other events:

  •
  with stockholder approval (absent advance approval by a certain composition of the Board) of a merger or consolidation of the Company, or

  •
  if a person becomes, without Board approval, the beneficial owner of 40% of the voting power of the Company (30% for Mr. Hager's agreement).

(3)
Trusts that if Funded May be Distributed in a Change in Control.    We have maintained grantor trusts in connection with separation pay provisions of employment agreements, nonqualified deferred compensation plans, and incentive compensation to be paid under the 2005 Equity Incentive Plan. The trusts terminate December 31, 2012. We may fund the trusts equal to the sum of the payout obligations under such plans. If on or after a change in control we fail to honor obligations under such plans or agreements to a plan participant or party to the employment agreement, the trusts, if funded, are to distribute the required amounts to the plan participants or parties. The trusts require us to be solvent to distribute trust accounts. Trust assets are subject to the claims of our creditors in the event of our bankruptcy. The Committee may revoke the trusts until we have a change in control.

(4)
Ordinary Vesting and Issuance.

•
The upfront restricted stock of all named officers other than Mr. Abraham required achievement of a performance hurdle in addition to the passage of time for vesting. Because we met the performance hurdle with our 2005 results, the shares vest January 31, 2010 subject to the terms and conditions set forth in these notes. Mr. Abraham's upfront restricted stock also vests January 31, 2010, subject to the same terms and conditions as the other named officer's grants, other than the performance hurdle. The vest date is tied to the end of the period for which the Committee made upfront grants. The vesting period serves a retention purpose.

  •
  The deferred element of Incentive Program awards for the 2004 performance year was restricted stock. The stock vested January 1, 2008. We included it in this table as it was unvested during 2007.

  •
  We describe this deferred compensation in note (b) on page 20. We are issuing the deferred compensation in installments, with the remaining shares to be issued November 28, 2008 if the named officer has not terminated employment. If employment terminates prior to the remaining scheduled installment other than as a result of death, disability or retirement, the officer will receive the shares November 28, 2011, subject to our right, immediately upon issuance, to repurchase them for $37.25 per share.

  •
  Deferred cash normally vests two years and 11 months after the end of the performance year for which the Committee awarded it. The unvested deferred cash awards existing during 2007 were awards granted for the 2005 performance year which are scheduled to vest December 1, 2008 and awards granted for the 2006 performance year which are scheduled to vest December 1, 2009. Vesting is subject to the forfeiture and accelerated vesting provisions explained in these notes. The Committee selected a vesting period that was approximately as long as the three year vesting period that has historically applied to Incentive Program grants.

(5)
Reasons for Death and Disability Provisions.

•
The Committee selected accelerated vesting of upfront restricted stock, Incentive Program restricted stock, and deferred cash awards upon disability in consideration of the potential needs of the grantee and the grantee's family.

•
All options were fully vested prior to 2007. The Committee allows option exercises for one year from the date of disability, which is consistent with competitive practice. Upon death of the optionee, the Committee allows the remainder of the option term to exercise because an estate or beneficiary must effect the exercise, and this affords the estate or beneficiary maximum flexibility for investment, income and estate planning purposes.

(6)
Reasons for Retirement Provisions.

•
The Committee selected full vesting upon retirement for Incentive Program restricted stock and deferred cash awards because the retiree contributed to the performance that triggered the grant.

•
The Committee selected pro rata vesting for upfront restricted stock grants because such grants were made for a prospective period for reasons of long-term compensation and employee retention. The Committee therefore did not believe full vesting was appropriate.

•
All options were fully vested prior to 2007. The Committee allows a retiree to effect the exercise during the remaining term of the options because it believes that future market prices should not motivate a senior aged employee to remain employed. The benefit is significant if the price of stock increases substantially between the retirement date and the exercise date. Without this retirement protection, a named officer would be required to exercise the options no later than his employment termination date, or in certain circumstances, within three months of that date. The Committee considers it fair to allow a person whose termination constitutes a retirement to have the full benefit of the option.

•
The Committee believes that issuance of shares as a result of the vested right to receive shares granted in connection with the elimination of the reload feature of our stock options, should accelerate upon retirement. The Committee granted the right to receive the shares in exchange for a valuable right held by the participant at the time of the exchange.

(7)
Reasons For Voluntary Termination Provisions.

•
The Committee selected forfeiture of unvested upfront restricted stock, Incentive Program restricted stock, and deferred cash awards as the consequence of a non-retirement voluntary termination because such awards serve a retention purpose.

•
For the same reason, the Committee generally requires outstanding options to be exercised by, or in limited circumstances shortly after, the termination date.

•
The Committee's purpose in causing reload elimination shares to issue in 2011, rather than upon termination, was to fix the accounting costs without causing immediately taxable income.

(8)
Reasons for Termination without Cause Provisions.

•
The Committee selected full vesting upon termination without cause for Incentive Program restricted stock in recognition that the grantee contributed to the performance that triggered the grant.

•
The Committee allows upfront restricted stock to vest automatically in the event it declares the occurrence, for award agreement purposes, of a "business unit divestiture" (consummation of a merger, reorganization, consolidation or sale of assets, or stock or other transaction, that involves a subsidiary or other business unit and results in a group of employees being employed by an acquiring company). The effect of such a transaction is the equivalent of a change in control for the business unit's employees. Accelerated vesting on the sale date aids in retaining the business unit's management team through the sale date because it incents the employee group to remain employed through the sale. Such stock vests only pro rata in the event of a "reduction in force" (termination of employment of at least ten employees in a single plan of reduction) because the grants were made for a prospective period and a terminated employee would have served the Company for only a portion of the period.

•
The Committee similarly determined that an employee should not forfeit Incentive Program deferred cash in a termination without cause that is a reduction in force or a business unit divestiture. The awards should generally continue to vest over the vesting period even after the employment terminates without cause. The continued vesting is in recognition of the purposes for the business divestiture or reduction in force and of the contribution of the group of affected employees to the performance that triggered the grant. However, the Committee did not select immediate vesting upon the termination because it did not seem fair that terminated employees would receive distributions before continuing employees. Following a business unit divestiture determination or a reduction in force, the award will vest on the vesting date. However,

•
if the Committee declares that a business unit divestiture has occurred, the award will vest on the earlier of the original vesting date or the date the employee either becomes disabled during employment with the acquiring entity or dies, and the award will forfeit if, prior to the vesting date, the employee is terminated for cause by the acquiring entity or voluntarily terminates employment with the acquiring entity prior to reaching age 59 1/2

•
after a reduction in force has occurred, the vesting will accelerate if the employee dies, becomes disabled, or reaches age 59 1/2.

•
The Committee requires outstanding options to be exercised within three months of the termination without cause. The Committee does not believe a terminated employee, other than a retiree, should have the long-term benefit of the option.

•
A terminated employee will receive the reload elimination shares in 2011, subject to the other terms and conditions of the right. The Committee does not believe it necessary to issue the shares earlier as the employee being terminated is not forfeiting the right to receive the shares.

(9)
Reasons for Termination for Cause Terms and Conditions.    The Committee selected forfeiture of all awards, even vested options, as the consequence of a termination for cause. The recipient of the award should not benefit from the award subsequent to having acted against the best interests of the Company.

(10)
Impact of a Change in Control on Awards.

  Change in Control Not Followed by a Termination of Employment:

  •
  Separation payments do not become due because no separation of employment has occurred.

  •
  Deferred cash awards do not vest. The Committee recognizes that the named officer has the potential to earn deferred cash awards each year, and accelerated vesting may jeopardize Company stability by facilitating executive voluntary termination of employment. The named officer's unvested compensation is only partially at risk with this retention mechanism still in place after a change in control. Various deferred cash awards generally vest in successive years, and the named officer has an annual potential to earn such an award.

  •
  Upfront restricted stock vests pro rata with the number of shares vesting determined in proportion to the time elapsed between the grant date and the change in control date. The Committee treats upfront restricted stock differently than deferred cash awards because it is not granted each year and vests over a longer period. Pro rata vesting would provide a named officer with some flexibility to voluntarily terminate employment without losing the entire value of the grant. However, the risk of forfeiture for the remaining shares would potentially limit voluntary terminations of employment and provide the Company with a level of stability following a change in control.

        Change in Control Followed by a Termination of Employment.    If during the vesting period but no later than three years from the change in control date, the named officer resigns "for good reason" (because the Company has reduced base salary or benefits, failed to continue benefits, relocated its principal offices or required employee to be based elsewhere) or we terminate him without "cause" (as defined in note (1)):

  •
  separation payments become due under the change in control provisions of employment agreements for Messrs. McDonnell, McCullough and Hager (as described in note (13))

  •
  the remaining unvested portion of the upfront restricted stock vests

  •
  deferred cash awards that are not already vested vest.

        Requiring that a termination occur after the change in control for early vesting of deferred cash awards and upfront restricted stock and for payout of separation benefits is known as a "double trigger." The Committee believes a double trigger is in the best interest of our stockholders because it:

  •
  precludes a large, long-term grant from becoming a short-term windfall to an executive upon a change in control not followed by a termination

  •
  encourages retention of executives

  •
  protects executives from an adverse change in position or duties following a change in control

  •
  facilitates management assistance with ownership transition issues.

(11)
Non-Compete and Other Obligations.    All of the named officers are parties to stock option, restricted stock or deferred cash award agreements that prohibit both working for a competitor during any period for which they are receiving separation pay and soliciting employees and customers for one year after termination of employment for any reason. Vesting and other rights under the award agreements are subject to compliance with these provisions. The McDonnell and McCullough employment agreements prohibit them, for three years following termination of employment for any reason, from soliciting employees, soliciting customers for the benefit of a competitor, or acquiring an interest in a competitor other than an insignificant interest in a public company. Mr. Abraham's employment agreement contains the same prohibitions, but for the longer of the two year period of his separation pay or any period during which his unvested awards continue to vest. Our obligations to pay separation benefits cease it they violate such covenants.

(12)
Separation Pay.    The Committee based separation pay provisions of the McDonnell, McCullough and Abraham employment agreements on the recommendations of Deloitte and our General Counsel regarding appropriate and common separation pay packages for executives at top management levels. Mr. Hager's employment agreement predates the existence of the Committee. We do not have an employment agreement with Mr. Towle. The four named officer employment agreements provide that, if we terminate employment without cause, we will:

•
pay base salary over a separation pay period (and not in a lump sum) equal to a specified number of months of base salary (24 months for Messrs. McDonnell, McCullough and Abraham and 12 months for Mr. Hager)

•
pay in a lump sum a pro rata portion of any Incentive Program award that we would have paid for the performance year had we not terminated the executive without cause

•
reimburse COBRA health insurance, and if the COBRA period has expired reimburse the cost of premiums for comparable coverage, over the separation pay period, only so long as a new employer has not made comparable coverage available, with gross-up for taxes on the reimbursement

•
reimburse premiums for comparable life insurance over the separation pay period only so long as a new employer has not made such coverage available, with gross-up for taxes on the reimbursement.

(13)
Separation After Change in Control.    The employment agreements of Messrs. McDonnell, Hager, McCullough and Abraham entitle them, if we have a change in control, to employment for a three-year period at the same executive capacity, salary and benefit levels in effect on the change in control date. If we terminate employment after the change in control date other than for cause, those named officers each have a right to payment of his base salary through termination plus a lump sum cash severance payment based on his salary for the remainder of the three-year period and to continuation of benefits to the end of that period including lump sum payments based on hypothetical Annual Incentive Program achievement (further described in note (j) beginning at page 54). If the executive resigns for good reason during the three-year period after a change in control, he is to receive the same payments and benefits as if we had terminated his employment without cause. Additionally, the agreements entitle the named officers to certain rights to income and excise tax gross-up amounts in the event Section 4999 of the Internal Revenue Code applies to the change in control payments. If a named officer is entitled to such tax gross-up payments, the gross-up payments will generally be made in a lump sum consistent with the other change in control payments to the named officer.

NAMED OFFICER COMPENSATION

        We quantify and describe named officer compensation in the following tables and narratives:

  •
  A Summary Compensation Table describing compensation for 2007 and 2006

  •
  A Nonqualified Deferred Compensation section describing contributions during 2007 to, earnings during 2007 on, and 2007 year-end balances of nonqualified deferred compensation accounts

  •
  A Grants of Plan-Based Awards in 2007 section showing deferred cash awards made during 2007 for 2006 performance

  •
  An Option Exercises and Stock Vested in 2007 section

  •
  An Outstanding Equity Awards at Fiscal Year-End section.

SUMMARY COMPENSATION TABLE

        The following table shows named officer compensation for 2007. Following the table is a description of the compensation, including summaries of the employment agreements of the four named officers who have them.

		A	B	C	D	E	F
Name and Principal Position	Year	Salary (1)($)	Bonus (2) ($)	Stock Awards (3)($)	Non-Equity Incentive Plan Compensation (4)($)	All Other Compensation (5)($)	Total (6)($)
Thomas A. McDonnell President and Chief Executive Officer	2007 2006	750,000 750,000	— —	1,801,254 1,801,254	2,277,116 2,343,731	900,515 576,288	5,728,885 5,471,273
Kenneth V. Hager Vice President, Chief Financial Officer and Treasurer	2007 2006	300,000 287,500	— —	453,682 453,682	476,605 435,544	164,002 93,873	1,394,289 1,270,599
Thomas A. McCullough Executive Vice President and Chief Operating Officer	2007 2006	575,000 575,000	— —	1,237,969 1,237,969	1,603,663 1,574,871	500,407 259,966	3,917,039 3,647,806
Thomas R. Abraham Chief Executive Officer of DST International	2007	267,115	650,000	1,105,950	—	726,640	2,749,705
Steven J. Towle President and Chief Executive Officer of DST Output, LLC	2007	400,000	—	673,786	619,473	231,477	1,924,736

(1)
Mr. Abraham commenced employment February 12, 2007.

(2)
The Committee determined for reasons set forth in Compensation Discussion and Analysis to grant a signing bonus of $500,000 and a discretionary 2007 bonus to Mr. Abraham of $150,000.

(3)
The Committee did not grant stock awards during 2007 except to Mr. Abraham in connection with the commencement of his employment. However, the vesting period of the 2004 five-year upfront restricted stock grant to the other named officers included 2007. Column C shows the compensation expense incurred in 2007 under the accounting assumptions in note (10) to the Consolidated Financial Statements in our Form 10-K for the year ended December 31, 2007. Vesting terms and conditions are described in the table and notes beginning at page 37.

(4)
Current cash and deferred cash are the two components of the Annual Incentive Program award for 2007 goal achievement (first two columns in the table below). Deferred cash vesting terms and conditions are described in the table and notes beginning at page 37. Deferred cash accounts are subject to earnings and losses based on hypothetical investment choices (third column, below). Column D does not include deferred cash awards made during 2007 for 2006 Annual Incentive Program performance. We show those awards in the Grants of Plan-Based Awards in 2007 table. The amounts in Column D are a total of the following:

Named Officer	Current Cash Incentive for 2007 Performance Year, Paid in 2008 ($)	Deferred Cash Incentive for 2007 Performance Year, Granted in 2008 ($)	Earnings During 2007 for Incentive Awards in Deferral ($)
Thomas A. McDonnell	1,500,000	750,000	27,116
Kenneth V. Hager	300,000	150,000	26,605
Thomas A. McCullough	1,035,000	517,500	51,163
Thomas R. Abraham	150,000	—	—
Steven J. Towle	400,000	200,000	19,473
(5)
Amounts in Column E are a total of the following:

	Thomas A. McDonnell ($)	Kenneth V. Hager ($)	Thomas A. McCullough ($)	Thomas R. Abraham ($)	Steven J. Towle ($)
Anniversary Stock(a)	—	—	1,584	—	—
Matching Contribution to 401(k) for 2007 plan year	6,750	6,750	6,750	6,750	6,750
Discretionary Profit Sharing Contribution for 2007 plan year	10,335	10,335	10,335	10,335	10,335
Supplemental Executive Retirement Plan Contribution for 2007 plan year(b)	560,106	105,966	384,000	14,774	59,598
Supplemental Executive Retirement Plan Contribution for 2007 Partial Plan Termination(b)	—	—	—	9,446	134,457
Life Insurance Premiums	23,584	9,949	14,382	7,127	8,292
Tax Gross Ups/Tax Equalizations for 2007 Compensation(c)	—	—	1,624	293,202	—
Perquisites and Personal Benefits if Total is at or above $10,000(d)	299,740	31,002	81,732	385,006	12,045

  (a)
  Employees receive under the 2005 Equity Incentive Plan shares of stock for reaching incremental employment anniversaries (five shares in five years, ten shares for ten years, etc.). The grant date is the end of the quarter in which the employee reached the anniversary. Mr. McCullough reached a twenty year anniversary in 2007. The amount shown is the product of the $79.21 grant date fair market value and the twenty shares granted.

  (b)
  As explained in the Compensation Discussion and Analysis, the Committee partially terminated such plan and made:

  •
  a special contribution in connection with the termination to participants receiving a distribution of their accounts, including Messrs. Abraham and Towle

  •
  an increased annual contribution to the accounts of Messrs. McDonnell, Hager and McCullough, whose accounts will not be distributed.

  (c)
  All participants in our anniversary stock program are grossed up for taxes on the stock grant. The amount shown for Mr. McCullough reflects the gross up for his anniversary award. We will equalize Mr. Abraham for the additional 2007 tax expense he incurs as a result of working in the United Kingdom as an expatriate. The amount shown is an estimate as Mr. Abraham's tax return for 2007 was not yet finalized as of the date we printed this proxy statement.

  (d)
  The 2007 perquisites and personal benefits for the named officers include:

Perquisite	Thomas A. McDonnell	Kenneth V. Hager	Thomas A. McCullough	Thomas R. Abraham	Steven J. Towle
Paid Parking	X	X	X	—	—
Family Entertainment at Annual Planning Meeting	X	X	—	X	X
Long-Term Disability Premiums	X	X	X	X	X
Personal Use of Company Car or Car Allowance	X	X	X	—	X
Estate Planning Services	X	—	X	—	—
Tax Return Preparation Services	X	X	X	—	—
Expatriate Reimbursements*	—	—	—	X	—
Company Reimbursed Physical	X	—	—	—	—
Personal Use of Aircraft in which the Company has a Fractional Interest**	X	—	X	—	—

    *
    The reimbursement consisted of $272,924 for housing and utilities and $99,318 in tuition reimbursement for Mr. Abraham's children.

    **
    The incremental cost of aircraft personal use during 2007 was $249,255 for Mr. McDonnell and $55,739 for Mr. McCullough. We calculated the incremental cost for each flight by adding the hourly charge for the flight, the fuel charge for the flight, and the ground transportation charge. We did not include in the incremental cost any portion of our monthly aircraft management fee, which we would have paid regardless of the personal use, or depreciation on the plane, which does not vary based on use.

(6)
In our proxy statement dated March 16, 2007 for our 2007 annual stockholders' meeting, the amounts shown for total compensation included nonqualified deferred compensation earnings. We have determined that our methodology in calculating 2006 above-market earnings was incorrect, and we do not believe the 2006 totals should have included any such earnings. Therefore, we have subtracted such amounts from the 2006 totals in Column F.

        The Compensation Committee does not target base salary to be a certain percentage of total compensation. Rather, the Committee determines base salaries as described on page 30 of our Compensation Discussion and Analysis. Named officers have the Annual Incentive Program, upfront restricted stock, retirement and post-termination, perquisite, insurance benefits, deferral plans and programs, and separation from service and change in control protections we describe in our Compensation Discussion and Analysis.

        Employment agreements address certain of the compensation elements shown in the Summary Compensation Table. We do not have an agreement with Mr. Towle. The agreement for Mr. Hager is dated as of April 1, 1992 and was amended October 9, 1995. It provides for him to serve at the pleasure of the Board at the base salary and Incentive Program opportunity levels set by the Committee.

        The agreements for Messrs. McDonnell and McCullough are each dated as of November 30, 2005 and provide for base salary to be at least the amounts shown in the Summary Compensation Table and Annual Incentive Program opportunity levels to be at least those shown for them on page 33 of our Compensation Discussion and Analysis. Unless earlier terminated, the term of the McDonnell agreement ends December 31, 2010 and the term of the McCullough agreement ends December 31, 2008. The agreement for Mr. Abraham is dated as of February 12, 2007, provides for base salary of $300,000 to be adjusted from time to time as agreed and for the signing bonus and expatriate assignment benefits discussed in our Compensation Discussion and Analysis. Unless earlier terminated, the term of the Abraham agreement ends February 1, 2010. The employment agreements of Messrs. McDonnell, McCullough and Abraham contain the non-solicitation and non-compete provisions in favor of the Company described in note (11) beginning at page 41.

        Under each of the four agreements, the executive may terminate employment on at least 30 days' notice and may terminate employment with or without cause. The agreements provide that, if we terminate employment without cause, we will pay the separation benefits described in note (12) on page 42. None of the agreements can be amended except in a writing signed both by the executive and the Company. Each of the four named officers with employment agreements is entitled to the change in control protections described in note (13) on page 42.

NONQUALIFIED DEFERRED COMPENSATION

        The following table shows nonqualified deferred information for amounts contributed and earnings during 2007. We describe the various forms of nonqualified deferral programs following the table.

	A	B	C
Named Officer	Registrant Contributions in 2007 (1)($)	Aggregate Earnings in 2007 (2)($)	Aggregate Balance at December 31, 2007 (3)($)
Thomas A. McDonnell	966,284	595,921	10,348,233
Kenneth V. Hager	182,553	59,635	868,942
Thomas A. McCullough	665,904	201,608	3,801,868
Steven J. Towle	82,904	31,662	429,395

(1)
All Other Compensation for 2006 in the Summary Compensation Table contained in last year's annual meeting proxy statement included the amounts shown in Column A. Column A aggregates deferred cash awards made in 2007 for the 2006 Incentive Program year (also shown in the Grants of Plan-Based Awards in 2007 table on page 50) and the following SERP contributions made in 2007 for the 2006 plan year:

Named Officer	SERP Contributions in 2007 for 2006 Plan Year ($)
Thomas A. McDonnell	216,284
Kenneth V. Hager	38,803
Thomas A. McCullough	148,404
Steven J. Towle	35,029
(2)
Column B shows for each named officer the aggregate earnings during 2007 on deferred cash awards and on accounts maintained under the SERP, the Executive Plan, and the terminated Directors' Deferred Fee Plan. The range of 2007 earnings and losses on available hypothetical investments for all of the nonqualified deferral accounts other than deferred cash accounts was 16.4% to 35.9%. The range of 2007 earnings rates on available hypothetical investments for deferred cash accounts was (1.9)% to 16.0%.

(3)
The amount shown for each named officer in Column C is the aggregate year-end balance of nonqualified deferral accounts. Each named officer had the following nonqualified deferral accounts as of December 31, 2007:

Type of Account
Named Officer	Deferred Cash Award	SERP	Terminated Executive Plan	Terminated Directors' Deferred Fee Plan
Thomas A. McDonnell	X	X	X	X
Kenneth V. Hager	X	X	X	—
Thomas A. McCullough	X	X	X	X
Steven J. Towle	X	X	—	—

  Of the Column C amount, we reported the following as "All Other Compensation" in the Summary Compensation Tables contained in prior annual meeting proxy statements:

Named Officer	Amounts from Column C Reported in Previous Summary Compensation Tables ($)(*)
Thomas A. McDonnell	2,637,130
Kenneth V. Hager	368,244
Thomas A. McCullough	1,772,934
Steven J. Towle	569,418

    *
    For the reasons stated in note (6) on page 45, we did not include in these amounts the above-market earnings shown for 2006 in the proxy statement for the 2007 annual stockholders' meeting.

  Excluding deferred cash awards, which are not vested, the amounts shown in Column C are vested. The vested portion of the amounts shown in Column C is:

Named Officer	Vested Amounts at December 31, 2007 ($)
Thomas A. McDonnell	8,902,386
Kenneth V. Hager	550,542
Thomas A. McCullough	2,785,833
Steven J. Towle	150,707

  We would pay the vested amounts upon death, disability, or termination of employment for any reason. A change in control not followed by termination of employment would not trigger payment of such vested amounts.

Nonqualified Deferral Programs.    Deferred compensation consists of Annual Incentive Program awards in deferral, as well as contributions made to SERP accounts. We also have two deferral plans terminated prior to 2007 (the Executive Plan and the previous Directors' Deferred Fee Plan) under which we maintained account balances during 2007.

        Annual Incentive Program Awards in Deferral.    In our Compensation Discussion and Analysis at page 36, we explain why the Committee allows voluntary deferrals of vested awards. With respect to current cash incentives, named officers can, by making an election by June 30 of the performance year, voluntarily defer for a period of years or until separation from service the current cash awards they receive under the Incentive Program. With respect to deferred cash awards, none of which are vested, named officers can voluntarily extend the future payout of vested deferred cash awards beyond the vesting period for a period of years or until separation from service. After electing an initial payout date, participants can further extend the payout for a minimum of five years. Per applicable law, we must receive such election no later than one year prior to the initially selected payout date in order to comply with Internal Revenue Code Section 409A.

        Deferral Plans.    We describe the SERP, and recent actions the Compensation Committee has taken with respect to the SERP, in our Compensation Discussion and Analysis beginning at page 36. We have made annual SERP contributions to equalize the value of contributions we would have made to various qualified plans and of forfeiture amounts that we would have credited to qualified plan accounts if certain tax regulations had not limited contributions. During 2008, we are distributing SERP balances to Messrs. Abraham and Towle. The Compensation Committee vested Mr. Abraham's account in connection with the partial termination of the SERP, and Mr. Towle's account was already vested. The SERP accounts of Messrs. McDonnell, Hager and McCullough are vested.

        The Executive Plan is a nonqualified deferred compensation plan terminated in 1995. Prior to termination of the plan, we credited each participant's account with the value of contributions we would have made to the various qualified plans we maintained without regard to statutory contribution limits and eligibility requirements, less the amount we contributed to such qualified plans on the participant's behalf. Messrs. McDonnell, Hager and McCullough have vested accounts.

        We continue to hold fees Messrs. McDonnell and McCullough previously deferred under a Directors' Deferred Fee Plan that was frozen effective August 31, 1995. The accounts are vested.

        Installment Payments.    If elections were properly made, account balances are payable in installments as follows:

Award or Plan	Installment Payout Requirement	Installment Period Not to Exceed
Annual Incentive Program Awards In Deferral	Must be at least age 59 1/2 at termination date	Five years
SERP	Must be at least age 59 1/2 at termination date	Ten years
Terminated Executive Plan	Authorized officer must approve installment payment and period	Five years
Terminated Directors' Deferred Fee Plan	Must be a least age 65	Ten years

        Other than Messrs. Hager and McCullough, who elected to receive their deferred Annual Incentive Program balances in installments over five years upon retirement, named officers have not made any such retirement installment elections. Messrs. Abraham and Towle are receiving their SERP balances in 2008 and are not eligible to receive their account balances in installments.

        Earnings on Deferred Amounts.    We make credits to or deductions from all nonqualified deferral accounts, other than those maintained under the terminated Directors' Deferred Fee Plan, based on hypothetical earnings. We base earnings on the participants' elections among a limited number of choices including both long-term equity based investments and long-term income oriented investments. The number of choices is administratively manageable but allows participants to diversify their hypothetical earnings and control their level of risk. The terminated Directors' Deferred Fee Plan also grows or decreases based on similar types of investments that are Company-directed. For all the plans, earnings and losses are credited or debited at least annually.

GRANTS OF PLAN-BASED AWARDS IN 2007

        The amounts shown in this section are deferred cash awards resulting from performance against 2006 Annual Incentive Program goals, and the payout amounts shown are not affected by future Company performance. The named officers who received deferred cash awards also received a current cash incentive equal to twice the deferred cash amount shown. Such incentives were not future payments, and the table does not include them.

Named Officer	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)
Thomas A. McDonnell	2/22/2007	750,000
Kenneth V. Hager	2/22/2007	143,750
Thomas A. McCullough	2/22/2007	517,500
Steven J. Towle	2/22/2007	47,875

        The deferred cash awards vest on December 1, 2009, subject to accelerated vesting in limited circumstances and to forfeiture. We will adjust the payout amount based on hypothetical investments the named officers select from among choices we offer. The estimated payout amount shown in the table does not include this adjustment.

OPTION EXERCISES AND STOCK VESTED IN 2007

        The following table shows the option exercises during 2007. It also shows January 1, 2007 vesting of Incentive Program restricted stock granted as part of incentives for achieving goals above threshold levels for the 2003 performance year.

	Option Awards		Stock Awards
Named Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)
Thomas A. McDonnell	—	—	9,778	619,632
Kenneth V. Hager	—	—	2,550	161,594
Thomas A. McCullough	538,506	19,348,998	6,731	426,543
Steven J. Towle	75,000	2,891,600	—	—

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

        The following table shows outstanding awards at December 31, 2007. All awards shown are earned but either not yet exercised or vested.

	Option Awards(1)			Stock Awards(2)
Named Officer	A Number of Securities Underlying Unexercised Options Exercisable (#)	B Option Exercise Price ($)	C Option Expiration Date	D Number of Shares or Units of Stock That Have Not Vested (#)	E Market Value of Shares or Units of Stock That Have Not Vested ($)
Thomas A. McDonnell	47,040	36.5625	05/09/10	200,500	16,551,275
	109,700	55.9688	11/14/10	11,515	950,563
	264,250	45.7500	05/08/11	9,015	744,188
	25,250	54.1400	07/10/11
	301,930	43.9350	11/13/11
	16,620	47.1550	01/08/12
	318,175	46.8750	02/28/10
	44,700	48.2300	05/14/12
	17,397	60.3500	02/28/11
	32,430	42.5500	02/26/12
	388,075	31.0450	11/01/12
	11,925	37.6200	01/14/13

Kenneth V. Hager	23,920	36.5625	05/09/10	50,500	4,168,775
	54,250	55.9688	11/14/10	2,845	234,855
	68,110	45.7500	05/08/11	1,954	161,303
	66,294	42.9000	02/28/10
	2,930	43.9350	11/13/11
	4,473	60.3500	02/28/11
	8,811	42.5500	02/26/12
	100,000	31.0450	11/01/12
	13,431	27.9200	02/26/13

Thomas A. McCullough	—	—	—	137,800	11,375,390
				8,432	696,062
				5,028	415,061

Thomas R. Abraham	—	—	—	45,000	3,714,750

Steven J. Towle	7,000	58.0313	9/26/10	75,000	6,191,250
	3,500	60.3500	2/28/11	3,794	313,195
	100,000	39.3350	2/16/13
	14,315	41.8650	2/10/14

(1)
All options are vested. We explain exercise terms and conditions in the table and notes beginning at page 37.

(2)
The first line of Column D for each person shows upfront restricted stock. It was granted in 2007 for Mr. Abraham and in 2004 for the other named officers, and it vests January 31, 2010, subject to forfeiture and other terms and conditions explained beginning at page 37. The second line of Column D shows, for Messrs. McDonnell, Hager, McCullough, and Towle, restricted stock granted as a result of Annual Incentive Program performance above threshold goal levels. The stock vested January 1, 2008. The third line of Column D shows for Messrs. McDonnell, Hager and McCullough the vested right to receive the remaining installment of shares to be issued as deferred compensation in connection with the 2003 elimination of option reload provisions (as explained in note (b) on page 20). The installment is due November 28, 2008, subject to terms and conditions explained in the table and notes beginning at page 37. The dollar amounts shown in Column E are the product of the number of shares and the $82.55 closing price of our stock on December 31, 2007.

NAMED OFFICER AWARD/ACCOUNT VALUES FOR CERTAIN EVENTS

        In this section, we show the effect of certain events if, hypothetically, they had occurred as of December 31, 2007. Neither termination for cause nor voluntary termination of employment other than retirement would have caused accelerated award vesting, accelerated award issuance, or separation benefits. Other termination of employment events would have caused acceleration or separation benefits as shown in the following table. Only Messrs. McDonnell and McCullough would have been eligible to retire, and we address the effect of their hypothetical retirements in note (b) to the table. We describe the employment agreements referenced in this table beginning at page 45. We describe the terms and conditions of the awards and the meaning of certain terms used in this chart beginning at page 37.

	Thomas A. McDonnell	Kenneth V. Hager	Thomas A. McCullough	Thomas R. Abraham	Steven J. Towle
December 31, 2007 Hypothetical Event
Death or Disability
Upfront Restricted Stock(a)	$16,551,275	$4,168,775	$11,375,390	$3,714,750	$6,191,250
Incentive Restricted Stock(a)	950,563	234,855	696,062	—	313,195
Reload Elimination Shares(a)	744,188	161,303	415,061	—	—
Deferred Cash Awards(a)	1,445,847	318,400	1,016,035	—	278,688
Total	19,691,873	4,883,333	13,502,548	3,714,750	6,783,133
Termination without cause in connection with a reduction in force
Upfront Restricted Stock(b)	10,482,447	2,640,197	7,204,386	1,061,345	3,921,125
Incentive Restricted Stock(b)	950,563	234,855	696,062	—	313,195
Reload Elimination Shares(b)	—	—	—	—	—
Deferred Cash Awards(b)	—	—	—	—	—
Severance Base Salary(g)	1,500,000	300,000	1,150,000	600,000	—
Life and Health Premiums(g)	64,080	23,616	45,696	32,016	—
Premium Gross Up(h)	45,834	16,783	32,474	22,808	—
Severance Incentive Award(g)	2,250,000	450,000	1,552,500	150,000	—
Total	15,292,924	3,665,451	10,681,118	1,866,169	4,234,320
Termination without cause in connection with business unit divestiture
Upfront Restricted Stock(c)	16,551,275	4,168,775	11,375,390	3,714,750	6,191,250
Incentive Restricted Stock(c)	950,563	234,855	696,062	—	313,195
Reload Elimination Shares(c)	—	—	—	—	—
Deferred Cash Awards(c)	—	—	—	—	—
Severance Base Salary(g)	1,500,000	300,000	1,150,000	600,000	—
Life and Health Premiums(g)	64,080	23,616	45,696	32,016	—
Premium Gross Up(h)	45,834	16,783	32,474	22,808	—
Severance Incentive Award(g)	2,250,000	450,000	1,552,500	150,000	—
Total	21,361,752	5,194,202	14,852,122	4,519,574	6,504,445
Other termination without cause
Upfront Restricted Stock(d)	—	—	—	—	—
Incentive Restricted Stock(d)	950,563	234,855	696,062	—	313,195
Reload Elimination Shares(d)	—	—	—	—	—
Deferred Cash Awards(d)	—	—	—	—	—
Severance Base Salary(g)	1,500,000	300,000	1,150,000	600,000	—
Life and Health Premiums(g)	64,080	23,616	45,686	32,016	—
Premium Gross Up(h)	46,498	17,026	32,474	22,808	—
Severance Incentive Award(g)	2,250,000	450,000	1,552,500	300,000	—
Total	4,811,141	1,025,497	3,476,722	954,824	313,195

Change in control not followed by termination without cause or resignation for good reason
Upfront Restricted Stock(e)	10,482,447	2,640,197	7,204,386	1,061,345	3,921,125
Incentive Restricted Stock(e)	950,563	234,855	696,062	—	313,195
Reload Elimination Shares(e)	744,188	161,303	415,061	—	—
Deferred Cash Awards(e)	—	—	—	—	—
Income or Excise Tax Gross-Up(i)	—	—	—	—	—
Total	12,177,198	3,036,355	8,315,509	1,061,345	4,234,320
Change in control followed immediately by termination without cause or resignation for good reason
Upfront Restricted Stock(f)	16,551,275	4,168,775	11,375,390	3,714,750	6,191,250
Incentive Restricted Stock(f)	950,563	234,855	696,062	—	313,195
Reload Elimination Shares(f)	744,188	161,303	415,061	—	—
Deferred Cash Awards(f)	1,445,847	318,400	1,016,035	—	278,688
Severance Base Salary(j)	2,250,000	834,188	1,725,000	900,000	—
Life and Health Premiums(j)	96,120	70,848	68,544	48,024	—
Premium Gross Up(h)	68,751	50,348	48,710	34,212	—
Severance Incentive Award(j)	4,500,000	1,251,281	3,105,000	900,000	—
Income or Excise Tax Gross-Up(k)	—	1,848,821	—	1,232,018	—
Change in Control Benefit Reduction(k)	(188,100)	—	—	—	—
Total	26,418,644	8,738,819	18,449,802	6,829,004	6,783,133

(a)
For all named officers with the applicable award or benefit, vesting or issuance of upfront restricted stock, incentive restricted stock, reload elimination shares and deferred cash accounts would have accelerated but employment agreement benefits would not have been paid.

(b)
For all named officers, upfront restricted stock would have vested pro rata (28.6% for Mr. Abraham and 63.3% for the remaining named officers) based on the number of months between the grant date and December 31, 2007, with the remaining upfront shares forfeited. The incentive restricted stock held by all named officers other than Mr. Abraham would have accelerated. For Messrs. Hager and Towle, who have not reached retirement age, deferred cash accounts would not have accelerated (but the accounts would eventually vest and be paid). For Mr. Hager, who has not reached retirement age, issuance of reload elimination shares would not have accelerated (but the shares would be issued in 2011). For Messrs. McDonnell and McCullough, who have reached retirement age, issuance of reload elimination shares and vesting of deferred cash accounts would have accelerated.

Both retirement and a reduction in force have the same effect on upfront restricted stock, incentive restricted stock, reload elimination shares and deferred cash accounts. If Messrs. McDonnell and McCullough had voluntarily retired, vesting or issuance of such awards would have accelerated (but only pro rata, or 63.3%, for upfront restricted stock), for a total value of $10,482,447 for Mr. McDonnell and $2,640,197 for Mr. McCullough. The difference between retirement and a reduction in force for Messrs. McDonnell and McCullough is that they would not receive employment agreement benefits in a retirement.

(c)
For all named officers, vesting of upfront restricted stock and any incentive restricted stock would have accelerated. For Messrs. Hager and Towle, who have reached retirement age, vesting of deferred cash accounts would not have accelerated (but vesting would continue and the accounts would remain subject to forfeiture). For Mr. Hager, who has not reached retirement age, issuance of reload elimination shares would not have accelerated (but the shares would be issued in 2011).

  For Messrs. McDonnell and McCullough, who have reached retirement age, vesting or issuance of reload elimination shares and deferred cash accounts would have accelerated.

(d)
For all named officers, vesting of any incentive restricted stock would have accelerated. For Messrs. Hager, Abraham and Towle, who have not reached retirement age, upfront restricted stock would have vested. For Messrs. Hager and Towle, deferred cash accounts would have been forfeited. For Mr. Hager, issuance of reload elimination shares would not have accelerated (but the shares would be issued in 2011). For Messrs. McDonnell and McCullough, who have reached retirement age, upfront restricted stock would have vested pro rata (63.3%) based on the number of months between the grant date and December 31, 2007, with the remaining upfront shares forfeited, and vesting or issuance of reload elimination shares and deferred cash awards would have accelerated.

(e)
For all named officers, upfront restricted stock would have vested only pro rata (28.6% for Mr. Abraham and 63.3% for the remaining named officers) based on the number of months between the grant date and December 31, 2007, with the remaining upfront shares continuing to vest; vesting or issuance of any incentive restricted stock and reload elimination shares would have accelerated; and vesting of any deferred cash accounts would not have accelerated with the accounts continuing to vest. For Messrs. McDonnell, Hager, McCullough, and Abraham, employment agreement benefits would not have been paid.

(f)
For all named officers, vesting or issuance of upfront restricted stock, any incentive restricted stock, any reload elimination shares, and any deferred cash accounts would have accelerated.

(g)
The employment agreement separation period upon which these amounts are based is 24 months for Messrs. McDonnell, McCullough and Abraham and 12 months for Mr. Hager, except that the employment agreements require the Incentive Program award to be paid only for the year in which termination occurred. For life insurance premiums, we used the 2008 rates. For health insurance premiums, we used the 2008 COBRA rates that would apply depending on the type of coverage (individual or family) the officer procured for 2007. Because we met maximum goals for 2007 for all named officers other than Mr. Abraham, we show maximum awards in the Severance Incentive Award row for Messrs. McDonnell, Hager and McCullough. Although DST International did not meet threshold goals for 2007, Mr. Abraham received a discretionary bonus at threshold levels. We show the threshold award as his Severance Incentive Award even though the agreement may not entitle Mr. Abraham to such Severance Incentive Award.

(h)
Health and life insurance premium gross-up amounts are estimates based on our monthly cost of health and life insurance premiums as explained in note (g). To determine the aggregate value of the insurance coverage continuation, we multiplied the monthly health and life insurance premiums by the number of months of taxable insurance coverage continuation each named officer is entitled to under his respective employment agreement. We then calculated the additional tax gross-up payments we are obligated to make in order to put the named officer in an after-tax position as if the named officer had never received the taxable insurance coverage continuation.

(i)
Under a change in control of the Company with no accompanying termination without cause or resignation for good reason, none of our named officers receives an excess parachute payment. Therefore, no excise tax gross-up is payable.

(j)
The calculations reflect employment agreement provisions stating that the following benefits are provided subsequent to a change in control upon a termination of the named officer within three years of the change in control, either by DST without cause or by the named officer for good reason. We assumed the termination of employment without cause occurred on the change in control.

•
Severance Base Salary. The base salary continuation period pursuant to the employment agreements is three years from the change in control for Messrs. McDonnell, Hager, McCullough and Abraham (as opposed to the shorter salary continuation pay periods reflected in note (g)). Pursuant to their employment agreements, upon their termination without cause or by them for good reason incident to a change in control, we are obligated to continue their salary, incentives and other benefits for a period of three years subsequent to termination of employment. We used Mr. Hager's base salary at December 31, 2007 ($300,000) to calculate pre-discounted severance pay and then, as required by his employment agreement, discounted such amount to a December 31, 2007 present value on a per year basis at a rate of 7.5% annually for the three year base salary continuation period. For purposes of our calculations, we have assumed that the named officers were terminated without cause at the change in control and that base salary severance was paid in lump sum at such time.

  •
  Benefit Protection or Replacement Period. The period upon which the benefit amounts are based is three years from the change in control for Messrs. McDonnell, Hager, McCullough and Abraham (as opposed to the shorter benefit protection or replacement period reflected in note (g) for terminations that do not follow a change in control). Note (g) describes the determination of the monthly premium amounts.

  •
  Severance Incentive Award. Incentive Program awards upon a termination incident to a change in control for Messrs. McDonnell (200% of base salary incentive target), McCullough (180% of base salary incentive target), and Abraham (100% of base salary incentive target) are based on the assumption that we achieved target goals for the three-year Incentive Program period. As Mr. Hager's agreement does not specify the Incentive Program percentage achievement to be used for calculating change in control incentive payments, or whether the base salary used for the calculation is to be discounted (as is required for base salary severance), we have disclosed the potential incentive payout at the maximum incentive level payable to Mr. Hager (150% of base salary) based on an undiscounted base salary for a three-year period. For purposes of our calculations, we have assumed that severance Incentive Program awards were paid in lump sum at the date of termination.

(k)
Messrs. Abraham, Hager, McCullough and McDonnell have employment agreements that provide them an additional tax benefit if the named officer is subject to the 20% excise tax imposed by Internal Revenue Code Section 4999 due to the receipt of "excess parachute payments" upon a change in control of the Company. The provision provides a tax gross-up payment to the named officer to pay any such excise tax and any additional income or excise tax imposed as a result of the tax gross-up payment. The effect of the tax gross-up provision is to put the named officer in an after-tax position as if the named officer had never been subject to an excise tax obligation. If our named officers had terminated employment in connection with a change in control of the Company (either by involuntary termination or by resignation for good reason as of December 31, 2007), three of the four named officers would have received change in control payments in amounts that would entitle them to the additional tax benefit (Messrs. Abraham, Hager and McDonnell). Due to the failure to exceed a certain change in control payment threshold that must be met pursuant to Mr. McDonnell's employment agreement to obtain the tax gross-up benefit, Mr. McDonnell is contractually obligated to reduce his change in control benefits to an amount that does not subject him to the 20% excise tax, and therefore would not be entitled to an excise tax gross-up. The change in control benefit reduction required of Mr. McDonnell is reflected in the above table. Accordingly, only two of our named officers (Messrs. Abraham and Hager) would have been entitled to excise tax gross-ups.

ANNUAL MEETING MATTERS

Quorum.    For you to approve proposals at the 2008 annual meeting, we must have a quorum. A quorum means the holders of a majority of the shares of common stock outstanding on the record date are present at the annual meeting. Stockholders are present either in person or by proxy. We generally consider present at the meeting all shares of our common stock held through a broker or other nominee that votes at least some of its customers' shares.

Tabulation of Votes.    You may cast one vote for each share of our common stock you held on the record date on all proposals. You may vote cumulatively for directors. In other words, you may cast a number of votes equal to the number of shares of our common stock held on the record date multiplied by the number of directors to be elected. You may cast all such votes for a single nominee or distribute them among the nominees as you choose.

        Stockholders elect directors by a plurality of the voted shares which we determine by reference to the number of votes for each nominee. Where, as here, stockholders are electing three directors, they elect the three nominees with the highest number of affirmative votes. You may cast your vote in favor of a director or withhold it. We disregard withheld votes in determining a plurality.

        The proposal to ratify PricewaterhouseCoopers will pass with the affirmative vote of a majority of the shares represented at the meeting in person or by proxy. We determine the percentage of shares voted affirmatively by dividing "for" votes by the total of the number of shares voted. In other words, we treat abstentions as votes against a proposal. We do not count as "against" votes any votes that are "broker non-votes." These occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers' shares.

How Stockholders Vote.    Voters include recordholders, persons holding our common stock in our tax-qualified benefit plans, and investors holding common stock through a broker or other nominee.

        Common Stock Held of Record.    You may vote shares of record if you are present at the 2008 annual meeting either in person or through your proxy. By casting a paper, Internet or telephone vote (each of which is valid under Delaware law), you appoint our Proxy Committee as your proxy to vote your shares. Three of our officers constitute the Proxy Committee, which will vote as specified all shares of our common stock for which it is proxy. To name as proxy someone other than the Proxy Committee, please contact the Corporate Secretary for instructions (the address is on page one). The person named as replacement proxy must attend and vote at the annual meeting. This Proxy Statement solicits, and you grant by voting, discretionary authority for the Committee to vote cumulatively for the election of directors. If you do not specify how you are voting your shares, the Proxy Committee intends to vote them for the Board nominees, for ratification of PricewaterhouseCoopers, and in accordance with the discretion of the Proxy Committee on such other matters as properly come before the annual meeting.

        Common Stock Held Under the Plans.    If you hold shares through our benefit plans, you may, by casting a paper, Internet or telephone vote, instruct the trustee of the benefit plans how to vote the shares allocated to your accounts. The trustee will vote your shares as you instruct. For shares of our common stock not allocated to benefit plan accounts or for which it has not received instructions, the trustee must vote the shares in the same proportion as those shares for which it received instructions. The trustee may vote benefit plan shares either in person or through a proxy. The trustee intends to vote in the same manner as the Proxy Committee on any miscellaneous matters stockholders properly bring before the annual meeting.

        Common Stock Held Through a Broker or Other Nominee.    Each broker or nominee must solicit from its customers their directions on how to vote the shares the broker or nominee holds on their behalf. The broker or nominee must then vote the shares in accordance with such directions. We request brokers or nominees to forward soliciting materials to you. Whether brokers and nominees may vote shares when they have not received directions depends on the proposals and on the rules and procedures of the New York Stock Exchange. We expect that, for our proposals, the New York Stock

Exchange will give brokers and nominees discretion to vote even those shares for which they have not received customer instructions.

Recasting or Revoking Your Vote.    Until the polls close (or, as applicable, until the trustee, broker or nominee votes), you may recast your votes with a later-dated voting card or an Internet or telephone vote. You may revoke your vote by following the revocation procedures of the trustee, broker or nominee or, as a recordholder, by delivering your written revocation to our Corporate Secretary before the polls close during the annual meeting.

Attendance and Voting in Person at the Annual Meeting.    Only recordholders or their properly appointed proxies, beneficial owners of our common stock who have evidence of such ownership, and our guests may attend the annual meeting. Benefit plan participants and broker customers may only vote by instructing the trustee, broker or nominee and may not cast ballots at the annual meeting unless the trustee, broker or nominee has instructed us otherwise. Recordholders who have not appointed a proxy, or who have revoked the appointment of a proxy, may cast a ballot at the annual meeting.

General Information.    We pay the cost of the annual meeting, including the cost of mailing the proxy materials. We may ask directors, officers and employees to solicit proxies by telephone, in writing, or in person. We have retained D.F. King & Co., Inc. to assist in obtaining proxies. We expect to pay D. F. King less than $10,000 plus expenses. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of our common stock for their expenses in forwarding this Proxy Statement, the Annual Report and other Company soliciting materials to the beneficial owners.

Stockholder Proposals.    As a stockholder, you may submit proposals for consideration at the 2009 annual stockholders' meeting. We are not considering any stockholder proposals at the 2008 annual meeting.

        Including Stockholder Proposals in the 2009 Annual Meeting Proxy Statement.    If you desire to have a proposal included in our proxy statement for the 2009 annual meeting, our Corporate Secretary must receive your proposal on or before November 24, 2008 (the address is on page 1). The proposal must comply with the securities regulations and our Bylaws.

        Timely Notice of Nominations for Director and Other Stockholder Proposals.    Our Bylaws provide that you may not make a proposal (other than a proposal requested to be included in a proxy statement, as noted above) unless:

  •
  for proposals to nominate directors, you

  •
  timely deliver the proposal to the Governance Committee

  •
  own at least 1% of our outstanding common stock

  •
  for other proposals, you timely deliver the proposal to the Corporate Secretary.

        Your proposal is timely:

  •
  if the meeting is to be held the second Tuesday in May and you deliver the proposal not less than 90 nor more than 120 days prior to the anniversary of our last annual meeting

  •
  if the Board has publicly announced in a press release, securities filing or Company website posting that a meeting is to be held in less than 60 days and on a date other than the second Tuesday in May and you deliver the proposal no later than 15 days following the announcement and no earlier than 120 days prior to the annual meeting.

To timely submit a proposal for the 2009 annual meeting if it occurs on May 12, 2009, you must deliver it no earlier than January 13, 2009 and no later than February 12, 2009.

        Contents of Notice of Proposal.    Your proposal must be written. The required contents depend on whether the proposal pertains to nominating a director or to other business. The Chairman of the annual meeting has the power to determine whether the proposed business is appropriate and whether you properly brought it before the meeting.

        In addition to any eligibility or other information we may require, your notice pertaining to the nomination of a director shall include:

  •
  as to your nominee:

  •
  name, age, business address and residence address

  •
  principal occupation or employment

  •
  class and number of shares of our capital stock that the nominee beneficially owns

  •
  any other information that the securities laws would require in a proxy statement

  •
  his or her signed consent to serve if elected

  •
  your name and address

  •
  the class and number of shares of our capital stock that you beneficially own and the name and address of record under which you own it.

        In addition to any other information we may require, your notice concerning business other than nominating a director shall set forth:

  •
  a brief description of the business you desire to bring before the meeting and your reasons for conducting such business at the meeting

  •
  your name and address

  •
  the class and number of shares of capital stock that you beneficially own and the name and address of record under which you own it

  •
  any material interest you have in such business.

Availability of Annual Report.    The Annual Report on Form 10-K for the fiscal year ended December 31, 2007 as filed (with only new exhibits) with the Securities and Exchange Commission includes a list of all exhibits. We will furnish copies of exhibits listed in the Form 10-K if you request them in writing from our Corporate Secretary at the address on page one of this Proxy Statement. We will ask you to pay our reasonable expenses in furnishing such exhibits. You may make such request only if you are a beneficial owner of our common stock entitled to vote at the annual meeting and you identify yourself as such. The Form 10-K, including any specific exhibits filed with it, are available at www.dstsystems.com and www.sec.gov.

Householding for Broker Customers.    Services that deliver materials to broker customers may deliver to multiple stockholders sharing the same address a single copy of our Form 10-K, Proxy Statement, and Notice of Availability of Internet Materials, as applicable. If you received a single copy at an address shared by other stockholders, we will promptly deliver to you upon your written or verbal request a separate copy of the documents. Make your request in writing to our Corporate Secretary (the address is on page one) or by calling (816) 435-8655. To receive separate copies of our Form 10-K, Proxy Statement, or Notice of Availability of Internet Materials in the future from your broker or nominee, or to receive only one copy per household, please contact the bank, broker or other nominee holding your shares.

By Order of the Board,

Randall D. Young Vice President, General Counsel and Secretary

Kansas City, Missouri
 March 24, 2008

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on 5/13/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important Information contained in the proxy materials before voting.

The following materials are available for view:

Notice and Proxy Statement / Form 10K

To view this material, have the 12-digit Control #’(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 5/13/08.

To request material:	Internet: www.proxyvote.com	Telephone: 1-800-579-1639	**Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line.

Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

DST SYSTEMS, INC.

Vote In Person

Should you choose to vote these shares in person at the meeting you must request a “legal proxy”. To request a legal proxy please follow the instructions at www.proxyvote.com or request a paper copy of the material. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM, Please refer to the proposals and follow the instructions.

B1DSS1

Meeting Type:	Annual	Meeting Location:	333 West 11th Street
Meeting Date:	5/13/08		3rd Floor
Meeting Time:	10:30 a.m.		Kansas City, Missouri 64105
For holders as of:	3/14/08

B1DSS2

Voting items

The Board of Directors recommends a vote FOR each of Proposals l and 2.

1.             Election of Three Directors

Nominees:

01)	George L. Argyros	- 2011
02)	Thomas A. McDonnell	- 2011
03)	M. Jeannine Strandjord	- 2011

2.             Ratification of the Audit Committee’s Selection of Independent Registered Public Accounting Firm

B1DSS3

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DESIGNATION (IF ANY)

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Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 13, 2008.

Vote by Internet

•      Log on to the Internet and go to

www.envisionreports.com/DST

•      Follow the steps outlined on the secured website.

Vote by telephone

•      Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call.

•      Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card	123456	C0123456789	12345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposal 2.

1. Election of Directors:	For	Withhold

01 - George L. Argyros	☐	☐

	For	Withhold

02 - Thomas A. McDonnell	☐	☐

	For	Withhold

03 - M. Jeannine Strandjord	☐	☐

	For	Against	Abstain

2. Ratification of Independent Registered Public Accounting Firm.	☐	☐	☐

By signing this card, you are authorizing the Proxy Committee (if you own Com Shares) and the Trustee of the DST Benefit Plan(s) (if you own Benefit Plan Shares) to vote your shares as you specify on the two proposals presented at the Annual Meeting or any adjournment thereof and to vote in their respective discretion on other proposals that may properly come before such meeting.

To vote in accordance with all of the DST Board of Directors’ recommendations, please sign and date; you need not mark any boxes. The DST Board of Directors recommends that you vote FOR each of the proposals.

SEE IMPORTANT INFORMATION ON THE REVERSE SIDE OF THIS CARD.

B	Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance

Mark box to the right if you plan to attend the Annual Meeting.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

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<STOCK#>           00UT4B

Consent to receive annual meeting materials through Internet access:

Current regulations and standards require your consent if, as a holder of record, you wish to stop paper delivery of annual meeting materials to you and, in the future, receive e-mail notice of Internet access to the materials. The Internet voting site for this year’s meeting allows you to consent for future years. If you are not voting over the Internet, you may consent at www.computershare.com/us/ecomms. If you hold your DST shares through a broker or other nominee, you can stop paper delivery only by following the instructions of the broker or nominee.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — DST Systems, Inc.

Annual Meeting of Stockholders - May 13, 2008

THE DST BOARD OF DIRECTORS SOLICITS YOUR VOTE

The DST Board is making the two proposals. They are not related to or conditioned on the approval of any other proposals which may come before the Annual Meeting.

The Com number(s) shown on the front of the card is the number of shares you held directly in certificate form or in a book entry account with DST’s transfer agent as of the close of business on the Record Date (March 14, 2008). The Proxy Committee appointed by the DST Board that will vote your Com shares is comprised of Thomas A. McCullough, Kenneth V. Hager and Randall D. Young. If you do not specify how you authorize the Proxy Committee to vote your Com shares, you authorize it to vote FOR each of the proposals.

The ESOP and 401k numbers shown on the front of the card (“Benefit Plan Shares”) are the total number of shares you held as of the close of business on the Record Date through your participation in the DST Employee Stock Ownership Plan and/or the DST 401(k) Profit Sharing Plan. If you fail to return this Voting Card or do not specify your vote, the Trustee of the applicable plan will vote the shares allocated to your benefit plan account in the same proportion as the shares held by the plan for which the Trustee receives voting instructions.

You may revoke this proxy in the manner described in the Proxy Statement dated March 24, 2008, receipt of which you hereby acknowledge.

PLEASE DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

SUBJECT LINE: Important DST Annual Meeting Materials; Please Vote Promptly

DST Systems, Inc.

Annual Meeting of
Stockholders May 13, 2008

Proxy Login Details:

Control Number:

Holder Account Number: Proxy Access Number:

Dear Shareholder

We are pleased to deliver your Proxy Statement and Form 10-K Annual Report via email and provide you with the opportunity to vote online. The Proxy Statement and Form 10-K Annual
Report are now available, and you can now vote your shares for the 2008 Annual Stockholders’
Meeting. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central
Time, on May 13, 2008.

This communication pertains to DST shares you hold directly in your account(s) at
Computershare, not to shares you hold through a broker or other nominee. You will receive a separate communication for any such shares. Please separately vote those shares.

To view the Proxy Statement and Form 10-K Annual Report and to cast your vote, please visit:
www.envisionreports.com/dst and then follow the instructions. You will need the Holder Account
Number and Proxy Access Number provided above. You may also vote by calling toll free within the United States, Canada and Puerto Rico, 1-800-652-VOTE (8683).

If you have any questions regarding your account balance or other account information, please call
1-877-282-1168 and we will be pleased to help. Alternatively, you may also submit such questions directly through our secure, online contact form at: www.computershare.com/ContactUs

Thank you for using our online voting or telephone service.

This email and any files transmitted with it are solely intended for the use of the addressee(s) and may contain information that is confidential and privileged. If you receive this email in error, please advise us by return email immediately. Please also disregard the contents of the email, delete it and destroy any copies immediately. Computershare Limited and its subsidiaries do not accept liability for the consequences of any computer viruses that may be transmitted with this email.

You may request a paper copy of the Proxy Statement and Form 10-K by calling Cathy DuBois,
816/435-8655, or emailing csdubois@dstsystems.com.

QuickLinks

Proxy Statement and NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
Contents
PROPOSALS
PROPOSAL 1 ELECT DIRECTORS
COMMITTEES AND MEETINGS
INDEPENDENCE AND ACCESSIBLITY
NON-EMPLOYEE DIRECTOR COMPENSATION
CONSULTANT/MANAGEMENT SUPPORT TO THE COMMITTEE
COMPENSATION STRUCTURE
2007 NON-EMPLOYEE DIRECTOR COMPENSATION
BOARD COMMITTEE MATTERS AND REPORTS
AUDIT COMMITTEE
Audit Committee Report
COMPENSATION COMMITTEE
Compensation Committee Report
GOVERNANCE COMMITTEE
BENEFICIAL OWNERSHIP
INSIDER DISCLOSURES
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
COMPENSATION DISCUSSION AND ANALYSIS
COMPENSATION OBJECTIVES
CONSULTANT/MANAGEMENT SUPPORT TO THE COMMITTEE
OVERVIEW OF 2007 COMPENSATION
BASE SALARIES
ANNUAL INCENTIVE PROGRAM COMPENSATION
UPFRONT RESTRICTED STOCK
PERQUISITES
INSURANCE BENEFITS
RETIREMENT BENEFITS; TERMINATION AND CHANGE IN CONTROL PROVISIONS
VESTING, FORFEITURE AND PAYOUT TERMS AND CONDITIONS
NAMED OFFICER COMPENSATION
SUMMARY COMPENSATION TABLE
NONQUALIFIED DEFERRED COMPENSATION
GRANTS OF PLAN-BASED AWARDS IN 2007
OPTION EXERCISES AND STOCK VESTED IN 2007
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
NAMED OFFICER AWARD/ACCOUNT VALUES FOR CERTAIN EVENTS
ANNUAL MEETING MATTERS